Error! Unknown document property name. EXECUTION VERSION Loan Agreement between Air T Acquisition 22.1, LLC and Alerus Financial, National Association dated as of November 24, 2025

2 TABLE OF CONTENTS ARTICLE I DEFINITIONS AND INTERPRETATION ................................................................ 6 Section 1.01 Definitions. ................................................................................................... 6 Section 1.02 Interpretation. ............................................................................................ 18 ARTICLE II THE COMMITMENT ............................................................................................. 19 Section 2.01 Term Loan Commitment. ......................................................................... 19 Section 2.02 Repayment of Term Loan. ........................................................................ 19 Section 2.03 Optional Prepayments. .............................................................................. 19 Section 2.09 Mandatory Prepayments. ......................................................................... 19 Section 2.05 Application of Prepayments. ..................................................................... 19 ARTICLE III TAXES, YIELD PROTECTION AND ILLEGALITY .......................................... 20 Section 3.01 Taxes............................................................................................................ 20 Section 3.02 Increased Costs; Capital Adequacy Requirements. ............................... 21 ARTICLE IV CONDITIONS PRECEDENT ............................................................................... 22 Section 4.01 Conditions Precedent to Loan Disbursement. ........................................ 22 Section 4.02 Conditions Precedent to the Loan. ........................................................... 25 ARTICLE V REPRESENTATIONS AND WARRANTIES ......................................................... 25 Section 5.01 Existence; Compliance With Laws. ......................................................... 25 Section 5.02 Power; Authorization; Enforceability. ..................................................... 25 Section 5.03 No Contravention. ..................................................................................... 26 Section 5.04 Financial Statements. ................................................................................ 26

3 Section 5.05 No Material Adverse Effect. ..................................................................... 27 Section 5.06 No Litigation. ............................................................................................. 27 Section 5.07 No Default................................................................................................... 27 Section 5.08 Ownership of Property; Liens. ................................................................. 27 Section 5.09 Environmental Matters. ............................................................................ 27 Section 5.10 Insurance. ................................................................................................... 28 Section 5.11 Material Contracts..................................................................................... 28 Section 5.12 Intellectual Property. ................................................................................. 28 Section 5.13 Taxes............................................................................................................ 28 Section 5.14 ERISA. ........................................................................................................ 28 Section 5.15 Margin Regulations. .................................................................................. 29 Section 5.16 Investment Company Act.......................................................................... 29 Section 5.17 Subsidiaries; Equity Interests. ................................................................. 29 Section 5.18 Labor Matters. ........................................................................................... 29 Section 5.19 Accuracy of Information, Etc. .................................................................. 29 Section 5.20 Security Documents. .................................................................................. 30 Section 5.21 Solvency. ..................................................................................................... 31 Section 5.22 PATRIOT Act; OFAC and Other Regulations........................................ 31 ARTICLE VI AFFIRMATIVE COVENANTS ............................................................................ 31 Section 6.01 Financial Statements. ................................................................................ 31 Section 6.02 Certificates; Other Information. .............................................................. 32 Section 6.03 Notices. ........................................................................................................ 34

4 Section 6.04 Maintenance of Existence; Compliance................................................... 34 Section 6.05 Performance of Material Contracts. ........................................................ 35 Section 6.06 Maintenance of Property; Insurance. ...................................................... 35 Section 6.07 Inspection of Property; Books and Records; Discussions. ..................... 35 Section 6.08 Environmental Laws. ................................................................................ 35 Section 6.09 Use of Proceeds. ......................................................................................... 36 Section 6.10 Additional Collateral, Etc. ........................................................................ 36 Section 6.11 Liquidity...................................................................................................... 37 Section 6.12 Market Value. ............................................................................................. 37 Section 6.13 Further Assurances. .................................................................................. 37 ARTICLE VII NEGATIVE COVENANTS ................................................................................. 38 Section 7.01 Limitation on Debt. ................................................................................... 38 Section 7.02 Limitation on Liens. .................................................................................. 39 Section 7.03 Mergers; Nature of Business. ................................................................... 41 Section 7.04 Limitation on Investments. ....................................................................... 41 Section 7.05 Limitation on Dispositions. ....................................................................... 41 Section 7.06 Limitation on Sales and Leasebacks. ....................................................... 42 Section 7.07 Limitation on Restricted Payments. ........................................................ 42 Section 7.08 Limitation on Prepayments of Debt and Amendments of Debt Instruments. ......................................................................................................... 43 Section 7.09 Limitation on Transactions With Affiliates. ............................................ 43 Section 7.10 Limitation on Restrictive Agreements. .................................................... 43

5 ARTICLE VIII EVENTS OF DEFAULT AND REMEDIES ....................................................... 44 Section 8.01 Events of Default........................................................................................ 44 Section 8.02 Remedies Upon Event of Default. ............................................................ 47 Section 8.03 Swap Cross-Default Provision. ................................................................. 47 ARTICLE IX MISCELLANEOUS .............................................................................................. 48 Section 9.01 Notices. ........................................................................................................ 48 Section 9.02 Amendments and Waivers. ....................................................................... 49 Section 9.03 Expenses; Indemnity; Damage Waiver. ................................................... 50 Section 9.04 Successors and Assigns. ............................................................................. 51 Section 9.05 Survival. ...................................................................................................... 53 Section 9.06 Counterparts; Integration; Effectiveness. ............................................... 53 Section 9.07 Severability. ................................................................................................ 54 Section 9.08 Right of Setoff. ........................................................................................... 54 Section 9.09 Governing Law; Jurisdiction; Consent to Service of Process. .............. 54 Section 9.10 Waiver of Jury Trial. ................................................................................. 55 Section 9.11 Headings. .................................................................................................... 55 Section 9.12 Confidentiality............................................................................................ 56 Section 9.13 USA PATRIOT Act. ................................................................................... 57

6 Loan Agreement This Loan Agreement (this “Agreement”), dated as of November 24, 2025, is entered into between Air T Acquisition 22.1, LLC, a Minnesota limited liability company (the “Borrower”), and Alerus Financial, National Association, a national banking association (the “Lender”). RECITALS WHEREAS, the Borrower has requested that the Lender agree to make a term loan to Borrower in the amount of $6,000,000 (the “Term Loan”); and WHEREAS, the Lender has agreed to make available to the Borrower the Loan upon the terms and conditions set forth herein. NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: ARTICLE I DEFINITIONS AND INTERPRETATION Section 1.01 Definitions. As used in this Agreement, the following terms shall have the meanings set forth below: “Acquisition” means, any transaction or series of transactions by which any Borrower acquires, either directly or through a Subsidiary, (a) more than 50% of the Equity Interests of any class of any Person or (b) a substantial portion of the assets, a division or a line of business of a Person. “Affiliate” as to any Person, means any other Person that, directly or indirectly through one or more intermediaries, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, “control” of a Person means the power, directly or indirectly, either to (a) vote 10 or more of the securities having ordinary voting power for the election of directors (or persons performing similar functions) of such Person or (b) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise. “Anti-terrorism Law” means any Requirement of Law related to money laundering or financing terrorism including the PATRIOT Act, The Currency and Foreign Transactions Reporting Act (31 U.S.C. §§ 5311-5330 and 12 U.S.C. §§ 1818(s), 1820(b), and 1951-1959) (also known as the “Bank Secrecy Act”), the Trading With the Enemy Act (50 U.S.C. § 1 et seq.), and Executive Order 13224 (effective September 24, 2001). “Asset Sale” means any Disposition of Property or series of related Dispositions of Property (excluding any such Disposition permitted by Section 7.05) that yields gross proceeds to any Loan Party (valued at the principal amount thereof in the case of non-cash proceeds consisting

7 of notes or other debt securities and valued at fair market value in the case of other non-cash proceeds) in excess of $50,000. “ATF” means Air T Funding, a Delaware statutory trust. “Bankruptcy Code” means Title 11 of the United States Code, as amended from time to time, or any similar federal or state law for the relief of debtors. “Blocked Person” means any Person that (a) is publicly identified on the most current list of “Specially Designated Nationals and Blocked Persons” published by the Office of Foreign Assets Control of the US Department of the Treasury (“OFAC”) or resides, is organized or chartered, or has a place of business in a country or territory subject to OFAC sanctions or embargo programs or (b) is publicly identified as prohibited from doing business with the United States under the International Emergency Economic Powers Act, the Trading With the Enemy Act, or any other Requirement of Law. “Board” means the Board of Governors of the Federal Reserve System of the United States (or any successor thereto). “Business Day” means a day other than a Saturday, Sunday, or other day on which commercial banks in Minneapolis, Minnesota are authorized or required by law to close. “Capital Lease Obligations” with respect to any Person, means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases under GAAP on the balance sheet of such Person and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP. “Cash Equivalents” as to any Person, means (a) securities issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than one year from the date of acquisition by such Person, (b) time deposits and certificates of deposit of any commercial bank having, or which is the principal banking subsidiary of a bank holding company organized under the laws of the United States, any State thereof, or the District of Columbia having capital, surplus, and undivided profits aggregating in excess of $500,000,000, having maturities of not more than one year from the date of acquisition by such Person, (c) repurchase obligations with a term of not more than 90 days for underlying securities of the types described in clause (a) above entered into with any bank meeting the qualifications specified in clause (b) above, (d) commercial paper issued by any issuer rated at least A-1 by S&P or at least P-1 by Moody's (or carrying an equivalent rating by a nationally recognized rating agency if both of the two named rating agencies cease publishing ratings of commercial paper issuers generally), and in each case maturing not more than one year after the date of acquisition by such Person, or (e) investments in money market funds substantially all of whose assets are comprised of securities of the types described in clauses (a) through (d) above.

8 “Change in Law” means the occurrence after the date of this Agreement of (a) the adoption or effectiveness of any law, rule, regulation, judicial ruling, judgment, or treaty, (b) any change in any law, rule, regulation, or treaty or in the administration, interpretation, implementation, or application by any Governmental Authority of any law, rule, regulation, or treaty, or (c) the making or issuance by any Governmental Authority of any request, rule, guideline, or directive, whether or not having the force of law; provided that, notwithstanding anything herein to the contrary (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, as amended and all requests, rules, guidelines, or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines, or directives concerning capital adequacy promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority), or the United States or foreign regulatory authorities shall, in each case, be deemed to be a “Change in Law,” regardless of the date enacted, adopted, or issued. “Change of Control” means the occurrence of any of the following: (a) Parent shall cease to own 100.00% of the voting Equity Interests of the Borrower; (b) Swenson shall cease to have the power to direct Parent’s management policies; (c) the Borrower shall cease to own 70.00% of the voting Equity Interests of Shanwick; (d) Shanwick shall cease to own 100.00% of the voting Equity Interests of WorldACD; or (e) the Borrower shall cease to have the power, directly or indirectly, to control the direction of WorldACD’s management policies. “Closing Date” means the date on which the conditions precedent set forth in Section 4.01 are satisfied or waived. “Code” means the Internal Revenue Code of 1986, as amended. “Collateral” means any and all Property in which a security interest or Lien is or is required to be granted to secure the Obligations and any and all other Property now existing or hereafter acquired that may be or become subject to a security interest or Lien to secure the Obligations. “Compliance Certificate” as defined in Error! Reference source not found.. “Contractual Obligation” of any Person, means any provision of any security issued by such Person or of any agreement, instrument, or other undertaking to which such Person is a party or by which it or any of its property is bound, other than the Obligations. “Debt” of any Person at any date, without duplication, means (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person for the deferred purchase price of property or services (other than trade payables and accrued expenses incurred in the ordinary course of business and not past due for more than 61 days after the date on which each such trade payable or account payable was created, (c) all obligations of such Person evidenced by notes, bonds, debentures, or other similar instruments, (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all obligations of such Person to purchase, redeem, retire, defease, or otherwise make any payment in respect of any Equity Interests in such Person or any other Person or any warrants, rights, or options to acquire such Equity Interests, valued, in the case of redeemable preferred interests, at the greater of its voluntary or

9 involuntary liquidation preference plus accrued and unpaid dividends, (f) all obligations of such Person, contingent or otherwise, as an account party or applicant under acceptance, letter of credit, or similar facilities in respect of obligations of the kind referred to in subsections (a) through (e) of this definition, (g) all Guaranty Obligations of such Person in respect of obligations of the kind referred to in subsections (a) through (f) above, (h) all obligations of the kind referred to in subsections (a) through (g) above secured by (or which the holder of such obligation has an existing right, contingent or otherwise, to be secured by) any Lien on property (including accounts and contract rights) owned by such Person, whether or not such Person has assumed or become liable for the payment of such obligation; provided that, if such Person has not assumed or become liable for the payment of such obligation, the amount of such Debt shall be limited to the lesser of (i) the principal amount of the obligations being secured and (ii) the fair market value of the encumbered property, and (i) all debt of any partnership, unlimited liability company, or unincorporated joint venture in which such Person is a general partner, member, or a joint venturer, respectively (unless such Debt is expressly made non-recourse to such Person). “Debtor Relief Law” means the Bankruptcy Code and all other liquidation, bankruptcy, assignment for the benefit of creditors, conservatorship, moratorium, receivership, insolvency, rearrangement, reorganization, or similar debtor relief laws of the US or other applicable jurisdictions in effect from time to time. “Default” means any of the events specified in Section 8.01 which constitutes an Event of Default or which, upon the giving of notice, the lapse of time, or both pursuant to Section 8.01 would, unless cured or waived, become an Event of Default. “Disposition” or “Dispose” means the sale, transfer, license, lease, or other disposition (whether in one transaction or in a series of transactions, and including any sale and leaseback transaction) of any property (including, without limitation, any Equity Interests) by any Person (or the granting of any option or other right to do any of the foregoing), including any sale, assignment, transfer, or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith. “Dollars” means the lawful currency of the United States. “Eligible Assignee” has the meaning set forth in Section 9.04. “Environmental Action” means any action, suit, demand, demand letter, claim, notice of violation or non-compliance, notice of liability or potential liability, investigation, proceeding, consent order, or consent agreement relating in any way to any Environmental Law, any permit issued under any Environmental Law, or any Hazardous Material, or arising from alleged injury or threat to health, safety, or the environment including (a) by any Governmental Authority for enforcement, clean-up, removal, response, remedial or other actions, or damages and (b) any Governmental Authority or third party for damages, contribution, indemnification, cost recovery, compensation, or injunctive relief. “Environmental Law” means any and all Federal, state, foreign, local, or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees, requirements of any Governmental Authority, or other Requirements of Law (including common law) as now or may at any time

10 hereafter be in effect, and any binding judicial or administrative interpretation thereof, including any binding judicial or administrative order, consent decree, or judgment, regulating, relating to, or imposing liability or standards of conduct concerning protection of the environment or, to the extent relating to exposure to substances that are harmful or detrimental to the environment, or human health, or safety. “Equity Interests” means any and all shares, interests, participations, or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership (or profit) interests in a Person (other than a corporation), securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person, and any and all warrants, rights, or options to purchase any of the foregoing, whether voting or nonvoting, and whether or not such shares, warrants, options, rights, or other interests are authorized or otherwise existing on any date of determination. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time. “ERISA Affiliate” means an entity, whether or not incorporated, that is under common control with the Borrower within the meaning of §4001 of ERISA or is part of a group that includes the Borrower and that is treated as a single employer under §414 of the Code. “Event of Default” has the meaning set forth in Section 8.01. “Excluded Foreign Subsidiary” means any Foreign Subsidiary in respect of which either (a) the pledge of all the Equity Interests of such Subsidiary as Collateral or (b) a guarantee by such Subsidiary of the Obligations, would, in the good faith judgment of the Borrower, result in the adverse tax consequences to the Borrower. “Excluded Taxes” means any of the following Taxes, imposed on or with respect to the Lender (a) Taxes imposed on or measured by net income (however denominated) and franchise Taxes and (b) any branch profits Taxes imposed by the United States or any similar Tax imposed by any other jurisdiction. “Extraordinary Receipts” means any cash received by or paid to or for the account of any Person not in the ordinary course of business, including, without limitation, tax refunds, pension plan reversions, proceeds of insurance (other than proceeds of business interruption insurance to the extent such proceeds constitute compensation for lost earnings), condemnation awards and similar payments, indemnity payments, and any purchase price adjustment received in connection with any purchase agreement; provided, however, that Extraordinary Receipts shall not include cash receipts from proceeds of insurance, condemnation awards or similar payments, or indemnity payments to the extent that such funds are received by any Person in respect of any third party claim against such Person and applied to pay (or reimburse such Person for its prior payment of) such claim plus related costs and expenses. “Financial Contract” means (1) an agreement (including terms and conditions incorporated by reference therein) which is a rate swap agreement, basis swap, forward rate agreement, commodity swap, commodity option, equity or equity index swap, bond option, interest

11 rate option, foreign exchange agreement, rate cap agreement, rate floor agreement, rate collar agreement, currency swap agreement, cross-currency rate swap agreement, currency option, and other similar agreement (including any option to enter into any of the foregoing; (2) any combination of the foregoing; or (3) a master agreement for any of the foregoing together with all amendments and supplements. “Fiscal Year” means the period of twelve (12) consecutive months ending on March 31, of each year. “Foreign Subsidiary” means any Subsidiary of the Borrower that is not organized and existing under the laws of the United States or any state or commonwealth thereof or under the laws of the District of Columbia. “GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied. “Governmental Authority” means the government of any nation or any political subdivision thereof, whether at the national, state, territorial, provincial, municipal, or any other level, and any agency, authority, instrumentality, regulatory body, court, central bank, or other entity exercising executive, legislative, judicial, taxing, regulatory, or administrative powers or functions of, or pertaining to, government. “Guaranty Obligation” as to any Person, means any (a) obligation, contingent or otherwise, of such Person guaranteeing or having the effect of guaranteeing any Debt or other obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation, (ii) to purchase or lease property, securities, or services for the purpose of assuring the obligee in respect of such Debt or other obligation of the payment or performance of such Debt or other obligation, (iii) to maintain working capital, equity capital, net worth, or solvency or liquidity, or any level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Debt or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Debt or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part) or (b) Lien on any assets of such Person securing any Debt or other obligation of any other Person, whether or not such Debt or other obligation is assumed by such Person (or any right, contingent or otherwise, of any holder of such Debt to obtain any such Lien). The amount of any Guaranty Obligation shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guaranty Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith.

12 “Hazardous Materials” means (a) any gasoline, petroleum or petroleum products or by- products, radioactive materials, friable asbestos or asbestos-containing materials, urea- formaldehyde insulation, polychlorinated biphenyls, and radon gas and (b) any other chemicals, materials, or substances designated, classified or regulated as hazardous or toxic or as a pollutant or contaminant under any Environmental Law. “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by any Loan Party under any Loan Document and (b) to the extent not otherwise described in (a), Other Taxes. “Insolvency” with respect to any Multiemployer Plan, means such Plan is insolvent within the meaning of §4245 of ERISA. “Intellectual Property” means any and all intellectual property, including copyrights, copyright licenses, patents, patent licenses, trademarks, trademark licenses, technology, know- how, and processes, all rights therein, and all rights to sue at law or in equity for any past, present, or future infringement, violation, misuse, misappropriation, or other impairment thereof, whether arising under United States, multinational, or foreign laws, or otherwise, including the right to receive injunctive relief and all proceeds and damages therefrom. “Lien” means any mortgage, pledge, hypothecation, assignment (as security), deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest, or any preference, priority, or other security agreement or preferential arrangement of any kind or nature whatsoever having substantially the same economic effect as any of the foregoing (including any conditional sale or other title retention agreement and any capital lease). “Liquidity” means, the aggregate dollar amount of the Borrower’s unrestricted and unencumbered cash held in depository accounts with the Lender. “Loan” means the Term Loan. “Loan Documents” means, collectively, this Agreement, the Security Agreement, the Term Note, the TPS Pledge Agreement, the Parent Pledge Agreements, and all other agreements, documents, certificates and instruments executed and delivered to the Lender by any Loan Party in connection therewith. “Loan Parties” means the Borrower and each Subsidiary of the Borrower that is or becomes a party to a Loan Document. “Margin Stock” has the meaning specified in Regulation U of the Board as in effect from time to time. “Marketable Securities” means (a) all direct obligations of the United States government and obligations guaranteed by the United States government (the “Government Obligations”); (b) all bonds of United States corporations that are listed with and regularly traded through a recognized securities exchange and that are rated at least “A” by Standard and Poor’s Corporation (“S&P”) or a comparable rating by Moody’s Investors Services, Inc. (“Moody’s”) (such rating

13 being “Investment Grade”); and (c) all unrestricted stocks that are registered on the New York Stock Exchange or that are traded on the NASDAQ. “Material Adverse Effect” means a material adverse effect on (a) the business, assets, properties, liabilities (actual or contingent), operations, condition (financial or otherwise), or prospects of the Borrower, individually, or the Borrower and its Subsidiaries taken as a whole, (b) the validity or enforceability of any Loan Document, (c) the perfection or priority of any Lien purported to be created by any Loan Document, (d) the rights or remedies of the Lender under any Loan Document, or (e) the ability of any Loan Party to perform any of its material obligations under any Loan Document to which it is a party. “Material Contracts” with respect to any Person, means each contract to which such Person is a party involving aggregate consideration payable by or to such Person equal to at least $50,000 annually or otherwise material to the business, condition (financial or otherwise), operations, performance, properties, or prospects of such Person. “Maturity Date” means November 24, 2032. “Moody's” means Moody's Investors Service, Inc., and any successor thereto. “Multiemployer Plan” means a Plan which is a multiemployer plan as defined in § 4001(a)(3) of ERISA to which the Borrower or any ERISA Affiliate makes or is obligated to make contributions. “Net Cash Proceeds” means (a) in connection with any Asset Sale or any Recovery Event, the proceeds thereof in the form of cash and Cash Equivalents in an amount for any Asset Sale or Recovery Event in excess of $50,000 and in the aggregate for all Asset Sales and Recovery Events in any Fiscal Year in excess of $150,000 (including any such proceeds actually received from deferred payments of principal pursuant to a note, a receivable, or otherwise), net of attorneys' fees, accountants' fees, investment banking fees, amounts required to be reserved for indemnification, adjustment of purchase price, or similar obligations pursuant to the agreements governing such Asset Sale, amounts required to be applied to the repayment of Debt secured by a Lien expressly permitted hereunder on any asset that is the subject of such Asset Sale or Recovery Event (other than any Lien pursuant to a Loan Document) and other customary fees and expenses actually incurred in connection therewith and net of taxes paid or reasonably estimated to be payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements) and (b) in connection with any issuance or sale of Equity Interests or any incurrence of Debt, the cash proceeds received from such issuance or incurrence, net of attorneys' fees, investment banking fees, accountants' fees, underwriting discounts and commissions and other customary fees and expenses actually incurred in connection therewith. “Obligations” means all advances to, and debts (including principal, interest, fees, costs, and expenses), liabilities, covenants, and indemnities of, any Loan Party arising under any Loan Document, Swap Transaction Document or otherwise with respect to any Loan, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising.

14 “Other Taxes” means any and all present or future stamp, court, recording, filing, intangible, documentary or similar Taxes or any other excise or property Taxes, charges, or similar levies arising from any payment made hereunder or under any other Loan Document or from the execution, delivery, or enforcement or registration of, or performance under, or from the receipt or perfection of a security interest under or otherwise with respect to this Agreement or any other Loan Document (other than Excluded Taxes imposed with respect to an assignment). “Parent” means Air T, Inc., a Delaware corporation. “Parent Investment Account Pledge Agreement” means that certain Amended and Restated Pledge Agreement dated on or about the date hereof, executed by Parent in favor of the Lender, pursuant to which Parent pledges the Pledged Securities Account and the Marketable Securities held therein to the Lender as collateral for the Obligations, as the same may be amended, amended and restated, supplemented, or otherwise modified from time to time to the extent permitted under the Loan Documents. “Parent Stock Pledge Agreement” means that certain Pledge Agreement dated on or about the date hereof, executed by Parent in favor of the Lender, pursuant to which Parent pledges its ownership in the Borrower to the Lender as collateral for the Obligations, as the same may be amended, amended and restated, supplemented, or otherwise modified from time to time to the extent permitted under the Loan Documents. “Parent Pledge Agreement(s)” means, individually or collectively, as the context requires, the Parent Investment Account Pledge Agreement and the Parent Stock Pledge Agreement. “Participant” has the meaning set forth in Section 9.03(c). “Participant Register” has the meaning set forth in Section 9.04(c). “PATRIOT Act” has the meaning set forth in Section 9.13. “PBGC” means the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA (or any successor thereto). “Person” means any individual, corporation, limited liability company, trust, joint venture, association, company, limited or general partnership, unincorporated organization, Governmental Authority, or other entity. “Pledged Market Value” on any date of determination, an amount equal to the aggregate of the closing prices as of the last day of the preceding month of the Marketable Securities pledged as collateral for the Obligations pursuant to the TPS Pledge Agreement and the Parent Investment Account Pledge Agreement. “Pledged Securities Account” means Parent’s securities account No. XXX-XXXXXX maintained with Piper Sandler & Co. (“Piper”) or any replacement account with Piper or another

15 financial institution (“Piper or such other financial institution being the “Securities Intermediary”) approved by Lender in its sole discretion. “Plan” at any one time, means any “employee benefit plan” that is covered by ERISA and in respect of which the Borrower or an ERISA Affiliate is (or, if such plan were terminated at such time, would under §4062 or §4069 of ERISA be deemed to be) an “employer” as defined in §3(5) of ERISA. “Property” of a Person means all property, whether real, personal, tangible, intangible, or mixed, of such Person, or other assets owned, leased or operated by such Person. “Real Properties” has the meaning set forth in Section 5.09(a). “Recovery Event” means any settlement of or payment to any Loan Party in respect of any property or casualty insurance claim or any condemnation proceeding relating to any asset of any Loan Party. “Related Parties” with respect to any Person, means such Person's Affiliates and the directors, officers, employees, partners, agents, trustees, administrators, managers, advisors, and representatives of it and its Affiliates. “Reorganization” with respect to any Multiemployer Plan, means that such plan is in reorganization within the meaning of §4241 of ERISA. “Reportable Event” means any of the events set forth in §4043(c) of ERISA, other than those events as to which the thirty-day notice period is waived. “Requirement of Law” as to any Person, means the certificate of incorporation and by- laws or other organizational or governing documents of such Person, and any law (including common law), statute, ordinance, treaty, rule, regulation, order, decree, judgment, writ, injunction, settlement agreement, requirement or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject. “Responsible Officer” with respect to any Person, means the chief executive officer, president, or chief financial officer of such Person, except that with respect to financial matters, the Responsible Officer shall be the chief financial officer or treasurer of such Person. “Restricted Payments” has the meaning set forth in Section 7.07. “S&P” means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and any successor thereto. “SEC” means the Securities and Exchange Commission (or successors thereto or an analogous Governmental Authority).

16 “Security Agreement” means the Security Agreement made by the Borrower in favor of the Lender, dated as of November 24, 2025, as the same may be amended, amended and restated, supplemented, or otherwise modified from time to time to the extent permitted under the Loan Documents. “Shanwick” means Borrower’s Subsidiary, Shanwick B.V., a Netherlands private limited company. “Single Employer Plan” means any Plan that is covered by Title IV of ERISA, other than a Multiemployer Plan. “Solvent” with respect to any Person as of any date of determination, means that on such date (a) the present fair salable value of the property and assets of such Person exceeds the debts and liabilities, including contingent liabilities, of such Person, (b) the present fair salable value of the property and assets of such Person is greater than the amount that will be required to pay the probable liability of such Person on its debts and other liabilities, including contingent liabilities, as such debts and other liabilities become absolute and matured, (c) such Person does not intend to incur, or believe (nor should it reasonably believe) that it will incur, debts and liabilities, including contingent liabilities, beyond its ability to pay such debts and liabilities as they become absolute and matured, and (d) such Person does not have unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability. “Subsidiary” as to any Person, means any corporation, partnership, limited liability company, joint venture, trust, or estate of or in which more than 50% of (a) the issued and outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time capital stock of any other class of such corporation may have voting power upon the happening of a contingency), (b) the interest in the capital or profits of such partnership, limited liability company, or joint venture, or (c) the beneficial interest in such trust or estate is at the time directly or indirectly owned or controlled through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a “Subsidiary” or to “Subsidiaries” in this Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower. “Swap Indebtedness” means indebtedness, liabilities, fees, costs, assessments, or obligations, now existing or hereafter arising, due or to become due, absolute or contingent, of the Borrower to the Lender under any Swap Transaction, Swap Transaction Documents, or Financial Contract. “Swap Transaction” means (i) any transaction now existing or hereafter entered into between Borrower and Lender that is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, bond option, interest rate option, foreign exchange transaction, rate cap transaction, rate floor transaction, rate collar transaction, currency swap, cross-currency rate swap, currency option, and other similar transaction (including any option to enter into any of the foregoing, and (ii) any combination of the foregoing.

17 “Swap Transaction Document(s)” means any and all documents related to any Swap Transaction by and between the Borrower and Lender, including the following: 2002 Multicurrency-Cross Border version of the ISDA Master Agreement, the Schedule to the Master Agreement, any Credit Support Annexes, any Swap Trade Confirmation, Risk Disclosure Statement, Eligible Contract Participant Verification Form, Financial Contracts, and all such other related documents as Lender may reasonably require. “Swenson” means Nicholas J. Swenson, a citizen of the United States of America. “Taxes” means any and all present or future income, stamp, or other taxes, levies, imposts, duties, deductions, charges, fees, or withholdings imposed, levied, withheld, or assessed by any Governmental Authority, together with any interest, additions to tax, or penalties imposed thereon and with respect thereto. “Term Loan” means the term loan made by the Lender under Section 2.01(a). “Term Loan Commitment” means the obligation of the Lender to make the Term Loan to the Borrower on the Closing Date in a principal amount not to exceed $6,000,000. “Term Note” means a promissory note of the Borrower payable to the Lender, in substantially the form of Exhibit A hereto, evidencing the aggregate indebtedness of the Borrower to the Lender resulting from the Term Loan, as the same may be amended, amended and restated, supplemented, or otherwise modified from time to time to the extent permitted under the Loan Documents. “TPS Event of Default” means, an “Event of Default” (as such term is defined in the Trust Agreement). “TPS Pledge Agreement” means the TPS Pledge Agreement made by the Borrower in favor of the Lender, dated as of November 24, 2025, as the same may be amended, amended and restated, supplemented, or otherwise modified from time to time to the extent permitted under the Loan Documents. “Trust Agreement” means that certain Second Amended and Restated Trust Agreement dated June 23, 2021, by and between Parent, as Depositor, Delaware Trust Company, as Property Trustee and as Delaware Trustee, and the “Administrative Trustees” parties thereto, creating and governing ATF, as amended to date and as the same may be amended, amended and restated, supplemented, or otherwise modified from time to time. “Trust Preferred Shares” means certain preferred securities, issued by ATF, designated the 8.0% Cumulative Capital Securities (also being referred to as the Alpha Income Trust Preferred Securities). “Uniform Commercial Code” means the Uniform Commercial Code as in effect in the state of Minnesota from time to time.

18 “WorldACD” means WorldACD Market Data B.V., a private company with limited liability incorporated under the laws of the Netherlands, a wholly-owned Subsidiary of Shanwick. Section 1.02 Interpretation. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document: (a) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine, and neuter forms. The words “include,” “includes,” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise (i) any definition of or reference to any agreement, instrument, or other document shall be construed as referring to such agreement, instrument, or other document as from time to time amended, supplemented, or otherwise modified (subject to any restrictions on such amendments, supplements, or modifications set forth herein or in any other Loan Document), (ii) any reference herein to any Person shall be construed to include such Person's successors and assigns, (iii) the words “herein,” “hereof,” and “hereunder,” and words of similar import when used in any Loan Document, shall be construed to refer to such Loan Document in its entirety and not to any particular provision thereof, (iv) all references in a Loan Document to Articles, Sections, Exhibits, and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, the Loan Document in which such references appear, (v) any reference to any law shall include all statutory and regulatory provisions consolidating, amending, replacing, or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified, or supplemented from time to time, and (vi) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts, and contract rights. (b) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including.” (c) Any reference herein or in any other Loan Document to the satisfaction, repayment, or payment in full of the Obligations shall mean the repayment in Dollars in full in cash or immediately available funds (and in the case of any other contingent Obligations, providing cash collateral or other collateral as may be requested by the Lender) of all of the Obligations other than (i) unasserted contingent indemnification Obligations and (ii) any Obligations relating to Swap Transaction Documents that, at such time, are allowed by the applicable provider of such Swap Transaction Documents to remain outstanding without being required to be repaid. (d) All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP as in effect from time to time,

19 and applied on a consistent basis in a manner consistent with that used in preparing the Borrower's audited financial statements, except as otherwise specifically prescribed herein. ARTICLE II THE COMMITMENT Section 2.01 Term Loan Commitment. (a) Subject to the terms and conditions of this Agreement, the Lender agrees to make, in a single advance, a term loan to the Borrower on the Closing Date in an amount not to exceed the Lender's Term Loan Commitment. (b) Amounts borrowed under this Section 2.01 and repaid or prepaid may not be reborrowed. Section 2.02 Repayment of Term Loan. (a) The Term Loan shall be evidenced by, and be payable in accordance with the terms of the Term Note. The Lender shall maintain records of the amount of all payments on the Term Note. The outstanding amount of the Term Note set forth on the records of the Lender shall be rebuttable presumptive evidence of the principal amount owing and unpaid on the Term Note. (b) The Borrower hereby unconditionally promises to pay to the Lender in full in cash, to the extent not previously paid, the then-unpaid principal amount of the Loan on the Maturity Date. Section 2.03 Optional Prepayments. The Borrower may prepay the Term Loan in whole or in part at any time; provided, that, each such prepayment shall be accompanied by any prepayment premium set forth in the Term Note or in any Swap Transaction Document. Any partial prepayment on the Term Loan shall be applied to installments due on the Term Loan in the inverse order of their maturities. Section 2.04 Mandatory Prepayments. (a) If on any date any Loan Party shall receive Net Cash Proceeds from any Asset Sale or Recovery Event in an amount for any such sale or event in excess of $50,000, then, within five Business Days of the date of receipt by such Loan Party of such Net Cash Proceeds, the Loan shall be prepaid as set forth in Section 2.05(a). (b) Upon any Extraordinary Receipt received by or paid to or for the account of any Loan Party, and not otherwise included in, Section 2.04(a), the Borrower shall prepay the Loan as set forth in Section 2.05 in an amount equal to 100% of all Net Cash Proceeds received therefrom within five Business Days of the date of receipt thereof by such Loan Party. Section 2.05 Application of Prepayments.

20 (a) Each prepayment of the Loan under Section 2.04 shall be accompanied by accrued interest to the date of such prepayment on the amount prepaid together with any prepayment premium described in the Term Note or in any Swap Transaction Document. (b) Each prepayment of the Term Loan pursuant to Section 2.04 shall be applied to the installments of the Term Loan in inverse order of maturity. ARTICLE III TAXES, YIELD PROTECTION AND ILLEGALITY Section 3.01 Taxes. (a) Any and all payments by or on account of any obligation of any Loan Party hereunder or under any other Loan Document shall be made free and clear of and without deduction or withholding for any Taxes except as required by applicable law. If any Loan Party is required by applicable law to deduct or withhold any Taxes from such payments, then: (i) if such Tax is an Indemnified Tax, the amount payable by the applicable Loan Party shall be increased so that after all such required deductions or withholdings are made (including deductions or withholdings applicable to additional amounts payable under this Section), the Lender receives an amount equal to the amount it would have received had no such deduction or withholding been made; and (ii) the Loan Parties shall make such deductions or withholdings and timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law. (b) Without limiting the provisions of Section 3.01(a) above, the Loan Parties shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law, unless such Other Taxes are being contested in good faith by any such Loan Party. (c) The Loan Parties shall indemnify the Lender, within ten days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed on or attributable to amounts payable under this Section) paid or payable by the Lender, on or with respect to an amount payable by any Loan Party under or in respect of this Agreement or under any other Loan Document, together with any reasonable expenses arising in connection therewith and with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate from the Lender as to the amount of such payment or liability delivered to the Borrower shall be conclusive absent manifest error. (d) As soon as practicable after Lender’s written request, following payment of Taxes by any Loan Party to a Governmental Authority pursuant to this Section 3.01, such

21 Loan Party shall deliver to the Lender the original or certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the relevant return reporting such payment or other evidence of such payment reasonably satisfactory to the Lender. (e) If the Lender determines, in its reasonable discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified by any Loan Party or with respect to which any Loan Party has paid additional amounts pursuant to this Section, it shall pay over such refund (or the amount of any credit in lieu of refund) to the applicable Loan Party (but only to the extent of indemnity payments made, or additional amounts paid, by the applicable Loan Party under this Section with respect to the Taxes giving rise to such refund or credit in lieu of refund), net of all reasonable out-of-pocket expenses of the Lender and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund or credit in lieu of refund); provided that, the applicable Loan Party, upon the request of the Lender, agrees to repay the amount paid over to the applicable Loan Party (plus any interest, penalties or other charges imposed by the relevant Governmental Authority) to the Lender in the event the Lender is required to repay such refund or credit in lieu of refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (e), in no event will the Lender be required to pay any amount to the applicable Loan Party pursuant to this paragraph if the payment of such amount would place the Lender in a less favorable net after-Tax position than it would have been in if the Tax subject to indemnification had not been deducted, withheld, or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. Nothing in this paragraph (e) shall be construed to require the Lender to make available its tax returns or any other information relating to its taxes that it deems confidential to the Borrower or any other Person. Section 3.02 Increased Costs; Capital Adequacy Requirements. (a) If any Change in Law shall: (i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge, or similar requirement against assets of, deposits with, or for the account of, or credit extended or participated in by, the Lender; (ii) subject the Lender to any Taxes (other than Indemnified Taxes) on its loans, commitments, or other obligations, or its deposits, reserves, other liabilities, or capital attributable thereto; or (iii) impose on the Lender any other condition, cost or expense (other than Taxes) affecting this Agreement, and the result of any of the foregoing shall be to reduce the amount of any sum received or receivable by the Lender hereunder (whether of principal, interest, or any other amount) then, upon request of the Lender, the Borrower will pay to the Lender such

22 additional amount or amounts as will compensate the Lender for such additional costs incurred or reduction suffered. (b) If the Lender reasonably determines that any Change in Law affecting the Lender or the Lender's holding company (if any), regarding capital or liquidity requirements, has or would have the effect of reducing the rate of return on the Lender's capital or on the capital of the Lender's holding company, if any, as a consequence of this Agreement, or the Loan, to a level below that which the Lender or the Lender's holding company could have achieved but for such Change in Law (taking into consideration the Lender's policies and the policies of the Lender's holding company with respect to capital adequacy), then from time to time after receipt of the certificate delivered by Lender pursuant to Section 3.01(c), the Borrower will pay to the Lender such additional amount or amounts as will compensate the Lender or the Lender's holding company for any such reduction suffered. (c) A certificate from the Lender setting forth the amount or amounts necessary to compensate it or its holding company, as specified in paragraph (a) or (b) of this Section and delivered to the Borrower, shall be conclusive absent manifest error. The Borrower shall pay the Lender the amount shown as due on any such certificate within 10 days after receipt thereof. (d) Failure or delay on the part of the Lender to demand compensation pursuant to this Section shall not constitute a waiver of the Lender's right to demand such compensation; provided that, the Borrower shall not be required to compensate the Lender pursuant to this Section for any increased costs incurred or reductions suffered more than 270 days prior to the date that the Lender notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of the Lender's intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 270 day period referred to above shall be extended to include the period of such retroactive effect). ARTICLE IV CONDITIONS PRECEDENT Section 4.01 Conditions Precedent to Initial Loans. The obligation of the Lender to make the Term Loan requested to be made by it hereunder is subject to the satisfaction or the waiver by the Lender of the following conditions precedent: (a) The Lender shall have received: (i) this Agreement, duly executed and delivered by an authorized officer of the Borrower; and (ii) the Security Agreement and the Term Note, duly executed and delivered by the Borrower;

23 (iii) the TPS Pledge Agreement, duly executed and delivered by the Borrower, together with share certificates for the Trust Preferred Shares that are pledged to the Lender as Collateral for the Obligations pursuant to the TPS Pledge Agreement, together with an undated stock power for each such certificate executed in blank by a duly authorized officer of the Borrower; (iv) the Parent Pledge Agreements, duly executed and delivered by Parent; (v) a control agreement, executed by the Securities Intermediary and the Borrower, perfecting Lender’s security interest in the Pledged Securities Account and the Marketable Securities held therein; (vi) a closing certificate, in the form provided by Lender, duly executed and delivered by Borrower; (vii) a Statement of Purpose for an Extension of Credit Secured by Margin Stock – FR U-1, duly completed and executed by an officer of the Borrower; and (viii) share certificates for the Trust Preferred Shares that are pledged to the Lender as Collateral for the Obligations pursuant to the TPS Pledge Agreement, together with an undated stock power for each such certificate executed in blank by a duly authorized officer of the Borrower. (b) The Lender shall have received satisfactory projections of the Borrower financial statements through the Maturity Date; (c) All governmental and third party approvals necessary in connection with the Acquisition, the continuing operations of the Loan Parties and their Subsidiaries, and the transaction contemplated hereby shall have been obtained and be in full force and effect, and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority that would restrain, prevent, or otherwise impose materially adverse conditions on the Acquisition or the financing contemplated hereby; (d) The Lender shall have received results of a recent lien search in each of the jurisdictions where the Loan Parties are organized and the assets of the Loan Parties are located, and such searches confirm the priority of the Liens in favor of the Lender and reveal no liens on any of the assets of the Loan Parties, except for liens permitted under this Agreement; (e) The Lender shall have received payment, in immediately available funds of a non-refundable origination fee in the amount of $30,000 and all other fees required to be paid, and all expenses for which invoices have been presented (including the fees and expenses of legal counsel), on or before the Closing Date.

24 (f) The Lender shall have received, in form and substance reasonably satisfactory to it, a certificate of each Loan Party, certified by a secretary of such Loan Party, dated the Closing Date, including: (i) a certificate of formation, organization, or incorporation, as applicable, of each Loan Party certified by the relevant authority of the jurisdiction of organization of such Loan Party; (ii) by-laws, operating agreements, and partnership agreements, as applicable, for each Loan Party as in effect on the date on which the resolutions referred to below were adopted; (iii) resolutions of the governing body of each Loan Party approving the transaction and each Loan Document to which it is or is to be a party, and of all documents evidencing other necessary corporate, partnership, or limited liability company action; (iv) a certification that the names, titles, and signatures of the officers of each Loan Party authorized to sign each Loan Document to which it is or is to be a party and each of the other documents to be delivered hereunder and thereunder are true and correct; (v) a long-form good standing certificate for each Loan Party from its jurisdiction of organization; and (vi) a good standing certificate for each Loan Party from each state where it is qualified to do business; (g) The Lender shall have received the legal opinion of Winthrop & Weinstine, counsel to the Borrower and its Subsidiaries, in form and substance acceptable to the Lender; (h) The Lender shall have received reasonably satisfactory evidence that each document (including any Uniform Commercial Code financing statement and appropriate filings with the United States Patent and Trademark Office or United States Copyright Office) required by the Loan Documents or any Requirement of Law or reasonably requested by the Lender to be filed, registered, or recorded in order to create in favor of the Lender a perfected first priority Lien on the Collateral described therein, prior and superior in right to any other Person (other than with respect to Liens expressly permitted under this Agreement), shall have been properly filed (or provided to the Lender) or executed and delivered in each jurisdiction; (i) The Lender shall have received evidence of insurance coverage in form, scope and substance satisfactory to the Lender and otherwise in compliance with the terms of Section 5.10 and Section 6.06 of this Agreement; and

25 (j) The Lender shall have received, at least three (3) Business Days prior to the Closing Date, (i) all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the PATRIOT Act, and (ii) to the extent the Borrower qualifies as a “legal entity customer” under 31 C.F.R. § 1010.230 (the “Beneficial Ownership Regulation”), a customary FinCEN beneficial ownership certification in relation to the Borrower, in each case requested at least ten Business Days prior to the Closing Date. Section 4.02 Conditions Precedent to the Loan. The obligation of the Lender to make the Loan requested to be made by it hereunder (including, without limitation, its initial Loan), is subject to the satisfaction or the waiver by the Lender of the following conditions precedent: (a) Each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects (or, as to any representation and warranty that is qualified by materiality or Material Adverse Effect, in all respects) on and as of the date the Loan is made as if made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (or, as to any representation and warranty that is qualified by materiality or Material Adverse Effect, in all respects) on such earlier date; and (b) No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the Loan requested to be made on such date. Each borrowing by the Borrower hereunder shall constitute a representation and warranty by the Borrower, as of the date the Loan is made, that the conditions contained in this Article IV have been satisfied. ARTICLE V REPRESENTATIONS AND WARRANTIES To induce the Lender to enter into this Agreement and to make the Loan hereunder, the Borrower hereby represents and warrants to the Lender that: Section 5.01 Existence; Compliance With Laws. The Borrower (a) is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its formation, (b) is duly qualified as a foreign corporation or other organization and in good standing under the laws of each jurisdiction where its ownership, lease, or operation of property or the conduct of its business requires such qualification except to the extent that the failure to qualify in such jurisdiction would not reasonably be expected to have a Material Adverse Effect, and (c) complies with all Requirements of Law except to the extent that the failure to comply therewith would not, in the aggregate, reasonably be expected to have a Material Adverse Effect. Section 5.02 Power; Authorization; Enforceability.

26 (a) Each Loan Party and Parent has the power and authority, and the legal right, to own or lease and operate its property, and to carry on its business as now conducted and as proposed to be conducted, and to execute, deliver, and perform the Loan Documents to which it is a party and, in the case of the Borrower, to obtain the Loan hereunder. Each Loan Party and Parent has taken all necessary organizational action to authorize the execution, delivery, and performance of the Loan Documents to which it is a party and, in the case of the Borrower, to authorize the borrowing of Loan on the terms and conditions contained herein. No consent or authorization of, filing with, notice to, or other act by, or in respect of, any Governmental Authority or any other Person is required in connection with the extensions of credit hereunder or with the execution, delivery, performance, validity, or enforceability of this Agreement or any of the Loan Documents. Each Loan Document has been duly executed and delivered by each Loan Party party thereto or, in the case of the Parent Pledge Agreement, has been duly executed and delivered by Parent. (b) This Agreement constitutes, and each other Loan Document when delivered hereunder will constitute, a legal, valid, and binding obligation of each Loan Party party thereto or, in the case of the Parent Pledge Agreement, Parent, enforceable against each such Person in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law). Section 5.03 No Contravention. The execution, delivery, and performance of this Agreement and the other Loan Documents, the borrowing of Loan hereunder, and the use of the proceeds thereof will not violate any Requirement of Law or any Contractual Obligation of any Loan Party or, in the case of the Parent Pledge Agreement, Parent, and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or assets pursuant to any Requirement of Law or any such Contractual Obligation (other than the Liens created by the Loan Documents). No Requirement of Law or Contractual Obligation applicable to any Loan Party or Parent would reasonably be expected to have a Material Adverse Effect. Section 5.04 Financial Statements. (a) The audited consolidated balance sheets of the Parent and its Subsidiaries as at March 31, 2025, and the related consolidated statements of income and of cash flows for the Fiscal Year ended on such date, accompanied by an unqualified opinion from Deloitte & Touche LLP, independent public accountants, present fairly the consolidated financial condition of Parent and its Subsidiaries as at such date, and the consolidated results of their operations and their consolidated cash flows for the Fiscal Year then ended, in accordance with GAAP. (b) The unaudited consolidated balance sheets of Parent and its Subsidiaries as at September 30, 2025, and the related unaudited consolidated statements of income and of cash flows for the six-month period ended on such date, duly certified by the chief financial officer of Parent, present fairly the consolidated financial condition of Parent and its Subsidiaries as at such date, and the consolidated results of their operations and their

27 consolidated cash flows for the six-month period then ended, in accordance with GAAP (subject to normal year-end audit adjustments and the absence of footnotes). Section 5.05 No Material Adverse Effect. Since September 30, 2021, no development or event has occurred that has had or would reasonably be expected to have a Material Adverse Effect. Section 5.06 No Litigation. No action, suit, litigation, investigation, or proceeding of or before any arbitrator or Governmental Authority is pending or threatened by or against any Loan Party or against any of its property or assets (a) with respect to any of the Loan Documents or any of the transactions contemplated hereby or thereby or (b) that would reasonably be expected to have a Material Adverse Effect. Section 5.07 No Default. No Default or Event of Default has occurred and is continuing and no default has occurred and is continuing under or with respect to any Contractual Obligation of the Borrower or any of its Subsidiaries that would reasonably be expected to have a Material Adverse Effect. Section 5.08 Ownership of Property; Liens. The Borrower has fee simple title to, or a valid leasehold interest in, all its real property, and good title to, or a valid leasehold interest in, all its other property, and none of such property is subject to any Lien except as permitted by Section 7.02. Section 5.09 Environmental Matters. Except as, in the aggregate, would not reasonably be expected to have a Material Adverse Effect, to the knowledge of the Borrower: (a) none of the facilities or properties owned, leased, or operated by any Loan Party (the “Real Properties”) contain or previously contained, any Hazardous Materials in amounts or concentrations or under circumstances that constitute or constituted a violation of, or could result in liability under, any Environmental Law; (b) no Loan Party has received any notice of actual or alleged violation, non- compliance, or liability regarding compliance with Environmental Laws or other environmental matters or with respect to any of the Real Properties or the business operated by any Loan Party, nor is there any reason to believe that any such notice will be received or is being threatened; (c) the Real Properties and all operations at the Real Properties comply with all applicable Environmental Laws, and there is no contamination at, under, or about the Real Properties or violation of any Environmental Law with respect to the Real Properties or the business operated by any Loan Party; (d) Hazardous Materials have not been transported or disposed of from the Real Properties in violation of, or in a manner or to a location that could result in liability under, any Environmental Law; no Hazardous Materials have been generated, treated, stored, or disposed of at, on or under any of the Real Properties in violation of, or in a manner that could result in liability under, any applicable Environmental Law; and there has been no

28 release or threat of release of Hazardous Materials at or from the Real Properties, or arising from or related to the operations of any Loan Party in connection with the Real Properties or the business operated by any Loan Party, in violation of or in amounts or in a manner that could result in liability under Environmental Laws; (e) no administrative or governmental action or judicial proceeding is pending or, to the knowledge of the Borrower, threatened, under any Environmental Law to which any Loan Party is or will be a party with respect to the Real Properties or the business operated by any Loan Party, nor are there any decrees or orders or other administrative or judicial requirements outstanding under any Environmental Law with respect to the Real Properties or the business operated by any Loan Party; and (f) no Loan Party has assumed any liability of any other Person under Environmental Laws. Section 5.10 Insurance. The properties of the Loan Parties are insured with financially sound and reputable insurance companies, in such amounts, with such deductibles, and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the applicable Loan Party operates. Each insurance policy is in full force and effect and all premiums in respect thereof that are due and payable have been paid. Section 5.11 Material Contracts. The Borrower has delivered true, correct, and complete copies of such Material Contracts to the Lender on or before the Closing Date. The Borrower is not in breach or in default in any material respect of or under any Material Contract and has not received any notice of the intention of any other party thereto to terminate any Material Contract. Section 5.12 Intellectual Property. Each Loan Party owns, or is licensed to use, all Intellectual Property necessary for the conduct of its business as currently conducted or proposed to be conducted. No material claim has been asserted and is pending by any Person challenging the use, validity, or effectiveness of any Intellectual Property, nor is the Borrower aware of any valid basis for any such claim. The use of Intellectual Property by each Loan Party does not materially infringe on the rights of any Person. Section 5.13 Taxes. Each Loan Party has filed all Federal, state, and other material tax returns that are required to be filed and has paid all taxes shown thereon to be due, together with applicable interest and penalties, and all other material taxes, fees, or other charges imposed on it or any of its property by any Governmental Authority (except those that are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the relevant Loan Party). No Loan Party is a party to any tax sharing agreement. Section 5.14 ERISA. Each Plan complies with ERISA, the Code and any Requirement of Law in all material respects; neither a Reportable Event nor an “accumulated funding deficiency” (within the meaning of §412 or §430 of the Code or §302 of ERISA) has occurred (or is reasonably likely to occur) with respect to any Plan. No Single Employer Plan has terminated,

29 and no Lien has been incurred in favor of the PBGC or a Plan. Based on the assumptions used to fund each Single Employer Plan, the present value of all accrued benefits under each such Plan did not materially exceed the value of the assets of such Plan allocable to such accrued benefit as of the last annual valuation date prior to the date on which this representation is made. Neither any Loan Party nor any ERISA Affiliate has incurred or is reasonably expected to incur any Withdrawal Liability that would reasonably be expected to result in a material liability under ERISA, in connection with any Multiemployer Plan. No such Multiemployer Plan is (or is reasonably expected to be) terminated, in Reorganization, or insolvent (within the meaning of §4245 of ERISA). Section 5.15 Margin Regulations. The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying Margin Stock, and no proceeds of any Loan will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock. Section 5.16 Investment Company Act. No Loan Party is or is required to be registered as an “investment company” under the Investment Company Act of 1940, as amended. Section 5.17 Subsidiaries; Equity Interests. (a) Shanwick and WorldACD are the Borrower’s only Subsidiaries; (b) (i) the Borrower owns seventy percent (70%) of Shanwick’s issued and outstanding Equity Interests, and (ii) Shanwick owns one hundred percent (100%) of WorldACD’s issued and outstanding Equity Interests, in each case, free and clear of all Liens except those created under the Loan Documents; (c) there are no outstanding subscriptions, options, warrants, calls, rights or other agreements or commitments (other than stock options granted to employees or directors and directors' qualifying shares) relating to any Equity Interest of the Borrower, Shanwick or WorldACD, except as created by the Loan Documents. (d) Other than its ownership interest in Shanwick, the Borrower has no equity investments in any other corporation or entity. Section 5.18 Labor Matters. Except as, in the aggregate, would not reasonably be expected to have a Material Adverse Effect (a) there are no strikes, lockouts, or other labor disputes pending or, to the knowledge of the Borrower, threatened against any Loan Party, (b) hours worked by and wages paid to employees of each Loan Party have not violated the Fair Labor Standards Act or any other applicable Requirement of Law, and (c) all payments due in respect of employee health and welfare insurance from any Loan Party have been paid or properly accrued on the books of the relevant Loan Party. Section 5.19 Accuracy of Information, Etc. The Borrower has disclosed to the Lender all agreements, instruments, and corporate or other restrictions to which it or any of its Subsidiaries is subject, and all other matters known to it, that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect. No statement or information contained in this

30 Agreement, any other Loan Document, or any other document, certificate, or statement furnished by or on behalf of the Borrower to the Lender, for use in connection with the transactions contemplated by this Agreement or the other Loan Documents, contained as of the date such statement, information, document, or certificate was so furnished, any untrue statement of a material fact or omitted to state a material fact necessary to make the statement contained herein or therein not misleading. The projections included in such materials are based upon good faith estimates and assumptions believed by the Borrower to be reasonable at the time made; it being recognized by the Lender that such projections as to future events are not to be viewed as fact and that actual results during the period or periods covered by the projections may differ from such projected results and such differences may be material. Section 5.20 Security Documents. (a) The Security Agreement creates in favor of the Lender a legal, valid, continuing, and enforceable security interest in the Collateral described therein, the enforceability of which is subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. Upon the filing of a UCC1 financing statement naming the Borrower as debtor and Lender as secured party with the Minnesota Secretary of State and/or the obtaining of “control” (as defined in the Uniform Commercial Code), the Lender will have a perfected Lien on, and security interest in, to and under all right, title and interest of the grantors thereunder in all Collateral that may be perfected by filing, recording or registering a financing statement or analogous document (including without limitation the proceeds of such Collateral subject to the limitations relating to such proceeds in the Uniform Commercial Code) or by obtaining control, under the Uniform Commercial Code (in effect on the date this representation is made) in each case prior and superior in right to any other Person, except for Liens permitted under Section 7.02. (b) The TPS Pledge Agreement creates in favor of the Lender a legal, valid, continuing, and enforceable security interest in the Collateral described therein, the enforceability of which is subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. The Lender has, by taking possession, perfected its first priority Lien in the Trust Preferred Shares. (c) The Parent Pledge Agreement creates in favor of the Lender a legal, valid, continuing, and enforceable security interest in the Collateral described therein, the enforceability of which is subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. The Lender has perfected its first priority security interest in the Pledged Securities Account by entering into a control agreement with the Securities Intermediary.

31 Section 5.21 Solvency. Each Loan Party is, and after giving effect to the incurrence of all Debt and obligations incurred in connection herewith will be, Solvent. Section 5.22 PATRIOT Act; OFAC and Other Regulations. (a) No Loan Party, any of its Subsidiaries, or any of the Affiliates or respective officers, directors, brokers or agents of such Loan Party, Subsidiary, or Affiliate: (i) has violated any Anti-terrorism Laws; or (ii) has engaged in any transaction, investment, undertaking, or activity that conceals the identity, source, or destination of the proceeds from any category of prohibited offenses designated by the Organization for Economic Co-operation and Development's Financial Action Task Force on Money Laundering. (b) No Loan Party, any of its Subsidiaries, or any of the Affiliates or respective officers, directors, brokers, or agents of such Loan Party, Subsidiary, or Affiliate that is acting or benefiting in any capacity in connection with the Loan is a Blocked Person. (c) No Loan Party, any of its Subsidiaries, or any of the Affiliates or respective officers, directors, brokers, or agents of such Loan Party, Subsidiary, or Affiliate acting or benefiting in any capacity in connection with the Loan: (i) conducts any business or engages in making or receiving any contribution of goods, services, or money to or for the benefit of any Blocked Person; (ii) deals in, or otherwise engages in any transaction related to, any property or interests in property blocked pursuant to any Anti-terrorism Law; or (iii) engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-terrorism Law. ARTICLE VI AFFIRMATIVE COVENANTS So long as any Loan or any other amounts payable to the Lender hereunder or under any other Loan Document have not been paid in full, the Borrower shall, and shall cause its Subsidiaries to (except that, in the case of the covenants set forth in Section 6.01, Section 6.02, and Section 6.03, the Borrower shall furnish all applicable materials to the Lender): Section 6.01 Financial Statements. Furnish to the Lender: (a) As soon as available, but in any event within three hundred sixty five (365) days after the end of each Fiscal Year of Shanwick, a copy of the annual financial statements of the Borrower and its Subsidiaries for such year prepared in conformity with

32 GAAP, including a copy of the consolidated balance sheet of Shanwick and its Subsidiaries as at the end of such year and the related consolidated statements of income and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year; certified by a Responsible Officer of Shanwick as being fairly stated in all material respects; (b) As soon as available, but in any event not later than forty five (45) days after the end of each quarter of each Fiscal Year of the Borrower, the unaudited consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such quarter and the related unaudited consolidated statements of income and of cash flows prepared in conformity with GAAP for such quarter and the portion of the Fiscal Year through the end of such quarter, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments); (c) As soon as available, but in any event not later than forty five (45) days after the end of each quarter of each Fiscal Year of WorldACD, the unaudited balance sheet of WorldACD, as at the end of such quarter and the related unaudited consolidated statements of income and of cash flows for such quarter and the portion of the Fiscal Year through the end of such quarter, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments), such financial statements to be denominated in U.S. Dollars; (d) as soon as available, but in any event within one hundred fifty (150) days after the end of each Fiscal Year of Parent, a copy of the annual audit report of Parent and its Subsidiaries for such year including a copy of the audited consolidated balance sheet of Parent and its Subsidiaries as at the end of such year and the related audited consolidated statements of income and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year, together with an opinion as to such audit report of Deloitte, LLP or other independent certified public accountants of nationally recognized standing which does not contain a “going concern” or similar qualification or exception, or qualification arising out of the scope of the audit, together with related consolidating financial statements; and (e) by not later than forty-five (45) days after the end of Borrower’s fiscal quarter ending March 31, commencing with the fiscal quarter ending March 31, 2026, a certificate signed by an officer of the Borrower, showing Borrower’s Liquidity as of the end of such fiscal quarter. All such financial statements shall be complete and correct in all material respects and shall be prepared in reasonable detail. Section 6.02 Certificates; Other Information. The Borrower shall furnish the following to the Lender:

33 (a) As soon as available, but in any event within sixty (60) days after the end of each fiscal year of Shanwick, forecasts prepared by the management of Shanwick, in form satisfactory to the Lender, of projected monthly combined and combining balance sheets, income statements, statements of cash flows, projected changes in financial position and a description of the underlying assumptions applicable thereto, and as soon as available, significant revisions, if any, of such forecast with respect to such fiscal year , which projections shall in each case be accompanied by a certificate of a Responsible Officer of the Borrower stating that such projections are based on reasonable estimates, information and assumptions and that such individual has no reason to believe that such projections are incorrect or misleading in any material respect (b) Promptly, and in any event within thirty (30) days thereafter, to the extent not previously disclosed to the Lender, a description of any change in the jurisdiction of organization of any Loan Party or of Parent; (c) Promptly after the same are sent, copies of all proxy statements, financial statements, and reports that any Loan Party sends to any of its securities holders, and copies of all reports and registration statements that any Loan Party files with the SEC or any national securities exchange; (d) Promptly after the same are sent, copies of any statement or report sent to any holder of debt securities of any Loan Party pursuant to the terms of any indenture, loan agreement, or similar agreement and not otherwise required to be furnished to the Lender pursuant to any other clause of this Section; (e) Promptly upon receipt of the same, copies of all notices, requests, and other documents received by any Loan Party under or pursuant to any Material Contract or instrument, indenture, or loan agreement regarding or related to any breach or default by any party thereto or any other event that would materially impair the value of the interests or the rights of any Loan Party or otherwise have a Material Adverse Effect, and such information and reports regarding Material Contracts and such instruments, indentures, and loan agreements as the Lender may reasonably request from time to time; (f) As soon as available, and in any event within thirty (30) days after the end of each Fiscal Year, a report summarizing the insurance coverage (specifying type, amount, and carrier) in effect for the Loan Parties and containing such additional information as the Lender may reasonably specify; (g) Promptly upon receipt of the same, copies of all notices, requests, and other documents received by Borrower under the Trust Agreement, including, without limitation, any notice of the occurrence of a TPS Event of Default or a notice of a redemption of any Trust Preferred Shares; and (h) Such other information respecting the business, condition (financial or otherwise), operations, performance, Property, or prospects of any Loan Party as the Lender may from time to time reasonably request.

34 Section 6.03 Notices. Promptly, and in any event within five (5) Business Days, give notice to the Lender of: (a) The occurrence of any Default or Event of Default; (b) Any (i) default or event of default under any Material Contract of any Loan Party or (ii) litigation, investigation, or proceeding that may exist at any time between any Loan Party and any Governmental Authority, that in either case, if not cured or if adversely determined, as the case may be, would reasonably be expected to have a Material Adverse Effect; (c) Any litigation or proceeding against any Loan Party (i) in which the amount involved is at least $100,000 and not covered in full by insurance, (ii) in which injunctive or similar relief is sought, or (iii) which relates to any Loan Document; (d) The following events, as soon as possible and in any event within thirty (30) days after the Borrower or any of its ERISA Affiliates knows or has reason to know thereof: (i) the occurrence of any Reportable Event with respect to any Plan, a failure to make any required contribution to a Plan, the creation of any Lien in favor of the PBGC or any Multiemployer Plan; or (ii) the institution of proceedings or the taking of any other action by the PBGC or the Borrower or any ERISA Affiliate or any Multiemployer Plan with respect to the withdrawal from, or the termination, Reorganization, or Insolvency of, any Plan; (e) The occurrence of any Environmental Action against or of any noncompliance by any Loan Party with any Environmental Law or relevant permit that would reasonably be expected to have a Material Adverse Effect; and (f) Any development or event that has had or would reasonably be expected to have a Material Adverse Effect. Each notice pursuant to this Section 6.03 shall be accompanied by a statement of a Responsible Officer of the Borrower setting forth details of the occurrence referred to therein and stating what action the relevant Loan Party proposes to take with respect thereto. Section 6.04 Maintenance of Existence; Compliance. (a) (i) Preserve, renew, and maintain in full force and effect its corporate or organizational existence and (ii) take all reasonable action to maintain all rights, privileges, and franchises necessary or desirable in the normal conduct of its business, except, in each case, as otherwise permitted under this Agreement and except, as in the case of clause (ii) above, to the extent that failure to do so would not reasonably be expected to have a Material Adverse Effect.

35 (b) Comply with all Contractual Obligations and Requirements of Law. Section 6.05 Performance of Material Contracts. Perform and observe all the terms and provisions of each Material Contract to be performed or observed by it, maintain each Material Contract in full force and effect, enforce each such Material Contract in accordance with its terms, take all such action to such end as may be from time to time requested by the Lender and, upon request of the Lender, make to each other party to each Material Contract such demands and requests for information and reports or for action as any Loan Party or any of its Subsidiaries is entitled to make under such Material Contract, except, in any case, where the failure to do so, either individually or in the aggregate, would not be reasonably likely to have Material Adverse Effect. Section 6.06 Maintenance of Property; Insurance. (a) Maintain and preserve all of its property useful and necessary in its business in good working order and condition, ordinary wear and tear excepted. (b) Maintain insurance with respect to its property and business (including without limitation, property and casualty insurance) with financially sound and reputable insurance companies that are not Affiliates of the Borrower, in such amounts and covering such risks as are usually insured against by similar companies engaged in the same or a similar business. Section 6.07 Inspection of Property; Books and Records; Discussions. (a) Keep proper books of records and accounts, in which full, true, and correct entries in all material respects and in any event in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions and assets in relation to its business and activities. (b) Permit the Lender to visit and inspect any of its Real Properties and examine and make abstracts from any of its books and records at any reasonable time and as often as may reasonably be desired and to discuss its business operations, properties, and financial and other condition with its officers and employees and its independent certified public accountants; provided, that, so long as no Event of Default has occurred and is continuing, such visits and inspections shall be conducted during normal business hours following prior written notice. Section 6.08 Environmental Laws. (a) Obtain, comply and maintain in all material respects, and ensure the same in all material respects by all tenants and subtenants, if any, with all applicable Environmental Laws, any and all licenses, approvals, notifications, registrations, or permits required by applicable Environmental Laws. (b) Conduct and complete all investigations, studies, sampling, and testing, and all remedial, removal, and other actions necessary to remove and clean up all Hazardous

36 Materials from any of its Real Properties required under Environmental Laws and promptly comply in all material respects with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws. (c) At the reasonable request of the Lender from time to time, provide to the Lender within sixty (60) days after such request, at the expense of the Borrower, an environmental assessment report for any Loan Party's Real Properties described in such request, prepared by an environmental consulting firm reasonably acceptable to the Lender, indicating the presence or absence of Hazardous Materials and the estimated cost of any compliance, removal, or remedial action in connection with any Hazardous Materials on such Real Properties; without limiting the generality of the foregoing, if the Lender determines at any time that a material risk exists that any such report will not be provided within the time referred to above, the Lender may retain an environmental consulting firm to prepare such report at the expense of the Borrower, and the Borrower hereby grants and agrees to cause any of its Subsidiaries that owns any property described in such request to grant at the time of such request to the Lender, such firm, and any agents or representatives thereof an irrevocable non-exclusive license, subject to the rights of tenants, to enter onto their respective Real Properties to undertake such an assessment. Section 6.09 Use of Proceeds. Use the proceeds of the Loan to refinance existing Debt, and for general corporate purposes of the Borrower, in each case to the extent not prohibited under any Requirement of Law or the Loan Documents. Section 6.10 Additional Collateral, Etc. (a) With respect to any property acquired after the Closing Date by any Loan Party that is intended to be subject to a Lien created by any Loan Document, other than (x) property described in clause (b) or (c) below, (y) any property subject to a Lien expressly permitted by this Agreement and (z) property acquired by any Excluded Foreign Subsidiary as to which the Lender does not have a perfected Lien, promptly, and in any event within 30 (thirty) days of acquiring such property: (i) execute and deliver to the Lender such supplements or amendments to the Security Agreement or such other documents as the Lender deems necessary or advisable to grant to the Lender a security interest in such property; and (ii) take all actions necessary or advisable to grant to the Lender a perfected first priority security interest in such property, including the filing of UCC-1 financing statements in such jurisdictions as may be required by the Security Agreement or by law or as may be requested by the Lender. (b) With respect to any new Subsidiary (other than an Excluded Foreign Subsidiary) created or acquired after the Closing Date by any Loan Party (which, for the purposes of this clause (b), shall include any existing Subsidiary that ceases to be an Excluded Foreign Subsidiary), promptly, and in any event within thirty (30) days of the creation or acquisition of such Subsidiary:

37 (i) execute and deliver to the Lender such supplements or amendments to any Loan Document as the Lender deems necessary or advisable to grant to the Lender a perfected first priority security interest in the Equity Interests of such new Subsidiary that are owned by any Loan Party; (ii) deliver to the Lender the certificates representing such Equity Interests, together with undated stock powers, in blank, executed by a duly authorized officer of the relevant Loan Party; (iii) cause such new Subsidiary (A) to become a party to the Security Agreement and (B) to take all actions necessary or desirable to grant to the Lender a perfected first priority security interest in the Collateral described in the Security Agreement with respect to such new Subsidiary, including the filing of UCC-1 financing statements in such jurisdictions as may be required by the Security Agreement or by law or as may be requested by the Lender; (iv) deliver to the Lender a secretary's certificate of such Subsidiary, with charter documents, by-laws, and appropriate resolutions attached; and (v) deliver to the Lender legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, satisfactory to the Lender. Section 6.11 Liquidity. Borrower shall maintain Liquidity of not less than $400,000, measured as of the end of each fiscal year, commencing with the fiscal year ending March 31, 2026. Section 6.12 Market Value. Borrower shall maintain Pledged Market Value at all times that is not less than the outstanding principal amount of the Loan, measured as of the end of each calendar month, commencing with the month ending November 30, 2025. Section 6.13 Further Assurances. Promptly upon the request of the Lender: (a) Correct any material defect or error that may be discovered in any Loan Document or in the execution, acknowledgement, filing, or recordation thereof. (b) Do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, conveyances, pledge agreements, mortgages, deeds of trust, trust deeds, assignments, financing statements and continuations thereof, termination statements, notices of assignments, transfers, certificates, assurances, and other instruments as the Lender may reasonably require from time to time in order to: (i) carry out more effectively the purposes of the Loan Documents; (ii) to the fullest extent permitted by applicable law, subject any Loan Party's properties, assets, rights, or interests to the Liens now or hereafter intended

38 to be covered by the Security Agreement, the TPS Pledge Agreement and the other Loan Documents; (iii) perfect and maintain the validity, effectiveness and priority of the Liens intended to be created under the Security Agreement, the TPS Pledge Agreement and the other Loan Documents; and (iv) assure, convey, grant, assign, transfer, preserve, protect, and confirm more effectively to the Lender, the rights granted or now or hereafter intended to be granted to the Lender under any Loan Document or under any other instruments executed in connection with any Loan Document to which any Loan Party is or is to be a party. ARTICLE VII NEGATIVE COVENANTS So long as any Loan or any other amounts payable to the Lender hereunder or under any other Loan Document have not been paid in full, the Borrower shall not, and shall not permit its Subsidiaries to: Section 7.01 Limitation on Debt. Create, incur, assume, permit to exist, or otherwise become liable with respect to any Debt, except: (a) Debt of any Loan Party existing or arising under this Agreement and any other Loan Document; (b) Debt of: (i) the Borrower owed to any Subsidiary; and (ii) any Loan Party owed to the Borrower or any other Subsidiary; provided that, in each case, the aggregate amount of such Debt shall not exceed $50,000; (c) Debt incurred to finance the acquisition, construction, or improvement of fixed or capital assets (including Capital Lease Obligations) secured by a Lien permitted under Section 7.02(g); provided that (i) such Debt is incurred simultaneously with such acquisition or the completion of such construction or improvement, (ii) such Debt when incurred shall not exceed the purchase price or the construction costs of the asset financed, and (iii) the aggregate principal amount of Debt permitted by this Section 7.01(c), shall not exceed $50,000 in the aggregate at any time outstanding; (d) Debt existing on the date hereof and listed on Schedule 7.1(d); (e) Debt of any Person that becomes a Subsidiary after the date hereof; provided that (i) such Debt exists at the time such Person becomes a Subsidiary and is not created in contemplation of, or in connection with, such Person becoming a Subsidiary and

39 (ii) the aggregate principal amount of Debt permitted by this Section 7.01(e) shall not exceed $100,000 at any time outstanding; (f) Guaranty Obligations incurred in the ordinary course of business by any Loan Party of obligations of any other Loan Party; (g) Debt in an amount not to exceed $5,000,000 owed by Shanwick to ING; and (h) Other Debt of the Borrower or any of its Subsidiaries in an aggregate principal amount not to exceed $50,000 at any time. Section 7.02 Limitation on Liens. Create, incur, assume, or permit to exist any Lien on any property or assets (including Equity Interests of any of its Subsidiaries) now owned or hereafter acquired by it or on any income or rights in respect of any thereof, except: (a) Liens created pursuant to or arising under any Loan Document; (b) Liens imposed by law for taxes, assessments, or governmental charges not yet due or which are being contested in good faith and by appropriate proceedings diligently conducted if adequate reserves with respect thereto are maintained in accordance with GAAP on the books of the applicable Person; (c) Carriers', warehousemen's, mechanics', materialmen's, repairmen's, and other similar Liens imposed by law, arising in the ordinary course of business, and securing obligations that are not overdue by more than thirty (30) days or that are being contested in good faith and by appropriate proceedings diligently conducted; (d) Pledges and deposits and other Liens (i) made in the ordinary course of business in compliance with workers' compensation, unemployment insurance, and other social security laws or regulations and (ii) securing liability for reimbursement or indemnification obligations of (including obligations in respect of letters of credit or bank guarantees for the benefit of) insurance carriers providing property, casualty, or liability insurance to the Borrower or another Loan Party; (e) Liens (including deposits) to secure the performance of bids, tenders, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds, and other obligations of like nature, in each case in the ordinary course of business; (f) Easements, zoning restrictions, rights-of-way, minor defects or irregularities in title, and similar encumbrances on real property imposed by law or arising in the ordinary course of business which, in the aggregate, are not material in amount and which do not materially detract from the value of the affected property or interfere materially with the ordinary conduct of business of the Borrower or any of its Subsidiaries; (g) Liens on fixed or capital assets acquired, constructed, or improved by the Borrower or any other Loan Party after the date hereof; provided that (i) such security

40 interests secure Debt permitted by Section 7.01(c), (ii) such Liens and the Debt secured thereby are incurred simultaneously with such acquisition or the completion of such construction or improvement, (iii) such Liens shall not apply to any other property or assets of the Borrower or any other Loan Party, and (iv) the amount of Debt initially secured thereby is not more than 100% of the purchase price or construction or improvement cost of such fixed or capital asset; (h) To the extent such transactions create a Lien thereunder, liens in favor of lessors securing operating leases or sale and leaseback transactions, in each case to the extent such operating leases or sale and leaseback transactions are permitted under the terms of this Agreement; (i) Any Lien existing on any property or asset prior to the acquisition thereof by the Borrower or any other Loan Party or any Lien existing on any property or asset of any Person that becomes a Subsidiary of the Borrower or any other Loan Party at the time such Person becomes a Subsidiary of the Borrower or other Loan Party; provided that (i) such Lien is not created in contemplation of, or in connection with, such acquisition or such Person becoming a Subsidiary, as the case may be, (ii) such Lien shall apply to the same category, type, and scope of assets, and (iii) such Lien shall secure only those obligations which it secures on the date of such acquisition or the date such Person becomes a Subsidiary, as the case may be, and any refinancing, refunding, extension, renewal, or replacement thereof that does not increase the outstanding principal amount thereof plus any accrued interest, premium, fee, and reasonable and documented out-of-pocket expenses payable in connection with any such refinancing, refunding, extension, renewal, or replacement; (j) Judgment or other similar Liens in connection with legal proceedings in an aggregate principal amount up to $50,000 which, whether immediately or with the passage of time (i) do not give rise to an Event of Default under Section 8.01(h) and (ii) are being contested in good faith by appropriate proceedings diligently conducted; (k) Liens upon assets of the Borrower or any of its Subsidiaries subject to Capital Lease Obligations to the extent such Capital Lease Obligations are permitted by Section 7.01; provided that (i) such Liens only serve to secure the payment of Debt arising under such Capital Lease Obligation and (ii) the Lien encumbering the asset giving rise to the Capital Lease Obligation does not encumber any other asset of the Borrower or any of its Subsidiaries; (l) Liens arising from precautionary Uniform Commercial Code financing statement filings solely as a precautionary measure in connection with operating leases or consignment of goods; and (m) Any other Liens on property not otherwise permitted by this Section 7.02 so long as neither (i) the aggregate principal amount of the Debt and other obligations secured thereby nor (ii) the aggregate fair market value (determined as of the date such Lien is incurred) of the assets subject thereto exceeds $50,000 at any time outstanding.

41 Section 7.03 Mergers; Nature of Business. (a) Merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Event of Default shall have occurred and be continuing (i) any Subsidiary of the Borrower that is a Loan Party may merge into the Borrower in a transaction in which the Borrower is the surviving corporation, (ii) any Loan Party (other than the Borrower) may merge into any other Loan Party in a transaction in which the surviving entity is a Loan Party, and (iii) any Subsidiary that is not a Loan Party may liquidate or dissolve if the Borrower determines in good faith that such liquidation or dissolution is in the best interests of the Borrower and is not materially disadvantageous to the Lender. (b) Engage in any business other than businesses of the type conducted by the Borrower and its Subsidiaries on the date hereof and businesses reasonably related thereto. Section 7.04 Limitation on Investments. Make any advance, loan, extension of credit (by way of guaranty or otherwise) or capital contribution to, or purchase, hold, or acquire any Equity Interests, bonds, notes, debentures, or other debt securities of, or any assets constituting a business unit of, or make any other investment in, any Person (all of the foregoing, “Investments”), except: (a) Investments in Cash Equivalents; (b) Guarantees permitted by Section 7.01; (c) Loans and advances to officers, directors, or employees of any Loan Party in the ordinary course of business (including for travel, entertainment, and relocation expenses in an aggregate amount not to exceed $50,000 at any time outstanding; (d) Intercompany Investments by any Loan Party of, in, or to another Loan Party in the Borrower or any Person that, prior to such Investment, is a Loan Party; (e) Investments by any Subsidiary of the Borrower that is not a Loan Party in any other Subsidiary of the Borrower that is not a Loan Party; (f) Extensions of trade credit in the ordinary course of business (including any instrument evidencing the same and any instrument, security, or other asset acquired through bona fide collection efforts with respect to the same); and (g) In addition to Investments otherwise expressly permitted by this Section 7.04, Investments by the Borrower or any other Loan Party in an aggregate amount (valued at cost) not to exceed $50,000 during the term of this Agreement. Section 7.05 Limitation on Dispositions. Dispose of any of its property, whether now owned or hereafter acquired, or issue or sell any Equity Interests to any Person, except:

42 (a) The sale or Disposition of machinery and equipment no longer used or useful in the business of any Loan Party; (b) The Disposition of obsolete or worn-out property in the ordinary course of business; (c) The sale of inventory and immaterial assets, in each case, in the ordinary course of business; (d) Dispositions resulting from any taking or condemnation of any Property of the Borrower or any Subsidiary by any Governmental Authority or any assets subject to a casualty; and (e) Dispositions of other property in any Fiscal Year of the Borrower, so long as such property, together with all other property Disposed of during such Fiscal Year, shall have a fair market value not exceeding $50,000. Section 7.06 Limitation on Sales and Leasebacks. Enter into any arrangement with any Person whereby such Loan Party shall sell or otherwise transfer any property owned by such Loan Party to (a) such Person and thereafter rent or lease such Property from such Person or (b) any other Person to whom funds have been or are to be advanced by such Person on the security of such Property or rental obligations of such Loan Party. Section 7.07 Limitation on Restricted Payments. Declare or pay any dividend on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement, or other acquisition of, any Equity Interests of the Borrower or any of its Subsidiaries, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of the Borrower or any of its Subsidiaries (collectively, “Restricted Payments”), except that: (a) A Subsidiary of the Borrower may make a Restricted Payment to the Borrower or any Loan Party and/or any other Persons owning Equity Interests in such Subsidiary, so long as such Restricted Payment is made to the Borrower, such Loan Party, and/or such other Persons ratably in accordance with their Equity Interests of the same class or series therein; (b) The Borrower may declare and pay dividends and make other distributions and payments with respect to its Equity Interests if payable solely in its Equity Interests; (c) The Borrower may purchase or otherwise acquire Equity Interests in any Subsidiary of the Borrower using additional shares of its Equity Interests; and (d) The Borrower may (i) make repurchases or redemptions of its Equity Interests (x) in connection with the exercise of stock options or restricted stock awards if such Equity Interests represent all or a portion of the exercise price thereof or (y) deemed to occur upon the withholding of a portion of such Equity Interests issued to directors,

43 officers, or employees of the Borrower or any Subsidiary under any stock option plan or other benefit plan or agreement for directors, officers, and employees of the Borrower and the Subsidiaries to cover withholding tax obligations of such Persons in respect of such issuance and (ii) make other Restricted Payments, not exceeding $50,000 in the aggregate for any Fiscal Year, pursuant to and in accordance with stock option plans or other benefit plans or agreements for directors, officers, and employees of the Borrower and the Subsidiaries. Section 7.08 Limitation on Prepayments of Debt and Amendments of Debt Instruments. (a) Make or offer to make any optional or voluntary payment or prepayment on or redemption, defeasance or purchase of any amounts (whether principal or interest) payable under any Debt which is contractually subordinated in right of payment to the obligations of the Loan Parties pursuant to the Loan Documents. (b) Amend, modify, waive, or otherwise change, or consent or agree to any amendment, modification, waiver, or other change to any of the terms of or any Debt that is contractually subordinated to the obligations of the Loan Parties pursuant to the Loan Documents, other than any amendment, modification, waiver, or other change which (i) would extend the maturity or reduce the amount of any payment of principal thereof or reduce the rate or extend any date for payment of interest thereon and (ii) does not involve the payment of a consent fee. Section 7.09 Limitation on Transactions With Affiliates. Enter into or be a party to any transaction including any purchase, sale, lease, or exchange of property, the rendering of any service or the payment of any management, advisory, or similar fees, with any Affiliate unless such transaction is: (a) Otherwise permitted by the terms of this Agreement; (b) In the ordinary course of business of the Borrower or the relevant Subsidiary, as the case may be; and (c) On fair and reasonable terms no less favorable to the Borrower or the relevant Subsidiary, as the case may be, than those that would have been obtained in a comparable transaction on an arm's length basis from an unrelated Person. Section 7.10 Limitation on Restrictive Agreements. Enter into or permit to exist or become effective any consensual encumbrance or restriction on the ability of any Subsidiary of the Borrower to: (a) Make Restricted Payments in respect of any Equity Interests of such Subsidiary held by, or pay any Debt owed to, the Borrower or any other Subsidiary of the Borrower;

44 (b) Make loans or advances to, or Investments in, the Borrower or any other Subsidiary of the Borrower; and (c) Transfer any of its assets to the Borrower or any other Subsidiary of the Borrower, except for such encumbrances or restrictions (i) existing under the Loan Documents and (ii) with respect to a Subsidiary imposed pursuant to an agreement that has been entered into in connection with the Disposition of all or substantially all of the Equity Interests or assets of such Subsidiary. ARTICLE VIII EVENTS OF DEFAULT AND REMEDIES Section 8.01 Events of Default. Each of the following events or conditions shall constitute an “Event of Default” (whether it shall be voluntary or involuntary or come about or be affected by any Requirement of Law or otherwise): (a) the Borrower fails to pay (x) any principal of any Loan when due, whether at stated maturity, by acceleration, by notice of voluntary prepayment, by mandatory prepayment or otherwise or (y) any interest on any Loan, or any fee or other amount payable hereunder or under any other Loan Document when due and such failure remains unremedied for a period of five (5) days; (b) any representation, warranty, certification, or other statement of fact made or deemed made by or on behalf of any Loan Party herein or in any other Loan Document or any amendment or modification hereof or thereof or waiver hereunder or thereunder or in any certificate, document, report, financial statement, or other document furnished by or on behalf of any Loan Party under or in connection with this Agreement or any other Loan Document, proves to have been false or misleading in any material respect on or as of the date made or deemed made; (c) any Loan Party fails to perform or observe any covenant, term, condition, or agreement contained in Section 6.03, Section 6.04(a), Section 6.09, Section 6.10, Section 6.11 or Article 7; (d) any Loan Party fails to perform or observe any other covenant, term, condition, or agreement contained in this Agreement or any other Loan Document (other than as provided in subsections (a) through (c) of this Section 8.01) and such failure continues unremedied for a period of thirty (30) days after written notice to the Borrower from the Lender; (e) Any Loan Party: (i) fails to pay any principal or interest in respect of any Debt in excess of $50,000 (including any Guaranty Obligation, but excluding any Debt outstanding under this Agreement) when due and such failure continues after the

45 applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or (ii) fails to perform or observe any other covenant, term, condition, or agreement relating to any such Debt or contained in any instrument or agreement evidencing or relating thereto, or any other event occurs or condition exists, the effect of which failure or other event or condition is to cause, or to permit the holder or beneficiary of such Debt (or a trustee or agent on behalf of such holder or beneficiary) to cause, with the giving of notice, if required, such Debt to become due prior to its stated maturity (or, in the case of any such Debt constituting a Guaranty Obligation, to become payable); or any such Debt is declared to be due and payable, or required to be prepaid or redeemed (other than by a regularly scheduled required prepayment or redemption or as a mandatory prepayment), purchased, or defeased, or an offer to prepay, redeem, purchase, or defease such Debt shall be required to be made, in each case prior to the stated maturity thereof; provided that, a default, event, or condition described in clause (i) or (ii) of this subsection (e) shall not at any time constitute an Event of Default unless, at such time, one or more defaults, events, or conditions of the type described in clauses (i) and (ii) of this subsection (e) has occurred and is continuing with respect to Debt the outstanding principal amount of which exceeds in the aggregate $50,000; (f) (i) Any Loan Party or Parent: (x) commences any case, proceeding, or other action under any existing or future Debtor Relief Law, seeking (A) to have an order for relief entered with respect to it, or (B) to adjudicate it as bankrupt or insolvent, or (C) reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (D) appointment of a receiver, trustee, custodian, conservator, or other similar official for it or for all or any substantial part of its asset or (y) makes a general assignment for the benefit of its creditors; (ii) there is commenced against any Loan Party or Parent in a court of competent jurisdiction any case, proceeding, or other action of a nature referred to in clause (i) above which (x) results in the entry of an order for relief or any such adjudication or appointment or (y) remains undismissed, undischarged, unstayed, or unbonded for sixty (60) days; (iii) there is commenced against any Loan Party or Parent any case, proceeding, or other action seeking issuance of a warrant of attachment, execution, or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which has not been vacated, discharged, stayed, or bonded pending appeal within sixty (60) days from the entry thereof;

46 (iv) any Loan Party or Parent is generally not, or is unable to, or admits in writing its inability to, pay its debts as they become due; or (v) any Loan Party or Parent takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; (g) (i) any Person shall engage in any “prohibited transaction” (as defined in §406 of ERISA or §4975 of the Code) involving any Plan; (ii) any failure to satisfy the minimum funding standard (within the meaning of Sections §412 or §430 of the Code or §302 of ERISA) shall exist with respect to any Plan, or any Lien in favor of the PBGC or a Plan shall arise on the assets of the Borrower or any ERISA Affiliate; (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of trustee is, in the reasonable opinion of the Lender, likely to result in the termination of such Plan for purposes of Title IV of ERISA; (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA; or (v) the Borrower or any ERISA Affiliate shall in the reasonable opinion of the Lender be likely to, incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, a Multiemployer Plan; and in each case in clauses (i) through (v) above, such event or condition, together with all other such events or conditions, if any, would, in the Lender's sole judgment, reasonably be expected to have a Material Adverse Effect; (h) one or more judgments or decrees is entered against any Loan Party by a court of competent jurisdiction involving, in the aggregate, a liability (not paid or fully covered by insurance from an insurer that is rated at least “A” by A.M. Best Company as to which the relevant insurance company has been notified and has not denied coverage) in an amount in excess of $50,000 and all such judgments or decrees have not been vacated, discharged, stayed, or bonded pending appeal within thirty (30) days from the entry thereof; (i) the Security Agreement, the TPS Pledge Agreement or either Parent Pledge Agreement, ceases for any reason to be valid, binding and in full force and effect or any Lien created by such Loan Document ceases to be enforceable and of the same effect and priority purported to be created thereby, other than as expressly permitted hereunder or thereunder;

47 (j) (i) any provision of any Loan Document ceases for any reason to be valid, binding, and in full force and effect, other than as expressly permitted hereunder or thereunder; (ii) the Borrower, Parent or any other Loan Party contests in any manner the validity or enforceability of any provision of any Loan Document; or (iii) the Borrower, Parent or any other Loan Party denies that it has any or further liability or obligation under any provision of any Loan Document to which it is a party or purports to revoke, terminate, or rescind any provision of any such Loan Document; (k) any Change of Control occurs; (l) any TPS Event of Default occurs; and (m) there occurs an event of default under any Swap Indebtedness. Section 8.02 Remedies Upon Event of Default. If any Event of Default occurs and is continuing, then: (a) if such event is an Event of Default specified in subsection (f) above with respect to the Borrower, the Loan (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents shall immediately become due and payable; (b) if such event is an Event of Default (other than an Event of Default under Section 8.01(f)), any or all of the following actions may be taken: (i) the Lender may, by notice to the Borrower, declare the Loan (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents to be due and payable forthwith, whereupon the same shall immediately become due and payable; and (ii) the Lender may exercise all rights and remedies available to it under the Security Agreement, the TPS Pledge Agreement, the Parent Pledge Agreement, and any other Loan Document. Notwithstanding the foregoing, Obligations evidenced by Swap Transaction Documents shall be terminated only in accordance with the terms of the respective Swap Transaction Document. Section 8.03 Remedies Upon Event of Default. The Borrower acknowledges and agrees that an Event of Default shall also constitute an event of default under all Swap Transactions. In addition to Lender's rights set forth herein, upon the

48 occurrence of an Event of Default, the Lender has the right to demand payment of any Swap Indebtedness. Conversely, the Borrower acknowledges and agrees that an Event of Default under the Swap Indebtedness shall also constitute an Event of Default hereunder. Upon the occurrence of an Event of Default under the Swap Indebtedness, the Lender shall have the right to exercise all of its rights and remedies under the Loan Documents, including, without limitation, acceleration of the Term Note. ARTICLE IX MISCELLANEOUS Section 9.01 Notices. (a) Except in the case of notices and other communications expressly permitted to be given by telephone (or by e-mail as provided in paragraph (b) below), all notices and other communications provided for herein shall be made in writing and mailed by certified or registered mail, delivered by hand or overnight courier service, or sent by facsimile as follows: (i) If to the Borrower or any other Loan Party: Air T Acquisition 22.1, LLC 5000 West 36th Street, Suite 200 Minneapolis, Minnesota 55416 Attention: Chief Financial Officer With a copy to: Winthrop & Weinstine, P.A. 225 South Sixth Street Minneapolis, MN 55402-4629 Attention: Philip Colton, Esq. (ii) If to the Lender: Alerus Financial, National Association 2805 Dodd Rd. Ste 160 Eagan, MN 55121 Attention: Eric P. Gundersen, SVP With a copy to: Fabyanske, Westra, Hart & Thomson, P.A. 80 South Eighth Street, Suite 1900f Minneapolis, MN 55402 Attention: Frederick H. Ladner, Esq.

49 Notices mailed by certified or registered mail or sent by hand or overnight courier service shall be deemed to have been given when received. Notices sent by facsimile during the recipient's normal business hours shall be deemed to have been given when sent (and if sent after normal business hours shall be deemed to have been given at the opening of the recipient's business on the next Business Day). (b) Notices and other communications to the Lender hereunder may be delivered or furnished by electronic communications (including e-mail and internet or intranet websites) pursuant to procedures approved by the Lender. The Lender or the Borrower (on behalf of the Loan Parties) may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that, approval of such procedures may be limited to particular notices or communications. (c) Unless the Lender specifies otherwise: (i) notices and other communications sent by e-mail shall be deemed received upon the sender's receipt of an acknowledgment from the intended recipient (such as by the “return receipt requested” function, as available, return e- mail, or other written acknowledgment); and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor; provided that, if such notice, e-mail or other communication is not sent during the recipient's normal business hours, such notice, e-mail, or communication shall be deemed to have been sent at the recipient's opening of business on the next Business Day. (d) Either party hereto may change its address or facsimile number for notices and other communications hereunder by notice to the other party. Section 9.02 Amendments and Waivers. (a) No failure to exercise and no delay in exercising, on the part of the Lender, any right, remedy, power, or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power, or privilege. The rights, remedies, powers, and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers, and privileges provided by law. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall comply with paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan shall not be

50 construed as a waiver of any Default, regardless of whether the Lender may have had notice or knowledge of such Default at the time. (b) Neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended, or modified except (i) in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by the Borrower and the Lender or (ii) in the case of any other Loan Document, pursuant to an agreement or agreements in writing entered into by the Lender and the Loan Party or Loan Parties that are parties thereto. Section 9.03 Expenses; Indemnity; Damage Waiver. (a) The Borrower agrees to pay: (i) all reasonable out-of-pocket expenses incurred by the Lender and its Affiliates, including the reasonable fees, charges and disbursements of counsel for the Lender, in connection with the preparation, negotiation, execution, delivery, and administration of the Loan Documents and any amendments, waivers, or other modifications of the provisions of any Loan Document (whether or not the transactions contemplated by the Loan Documents are consummated); and (ii) all reasonable out-of-pocket expenses incurred by the Lender, including the fees, charges and disbursements of any counsel for the Lender in connection with the enforcement or protection of its rights (i) in connection with the Loan Documents, including its rights under this Section 9.03 or (ii) in connection with the Loan issued under this Agreement, including all such out-of- pocket expenses incurred in connection with any restructuring, workout, or negotiations in respect of the Loan Documents or the Loan. (b) The Borrower agrees to indemnify and hold harmless the Lender and each of its Related Parties (each, an “Indemnified Party”) from and against, any and all claims, damages, losses, liabilities, and related expenses (including the reasonable fees, charges, and expenses of any counsel for any Indemnified Party), incurred by any Indemnified Party or asserted against any Indemnified Party by any Person (including the Borrower or any other Loan Party) other than such Indemnified Party and its Related Parties arising out of, in connection with, or by reason of: (i) the execution or delivery of any Loan Document or any agreement or instrument contemplated in any Loan Document, the performance by the parties thereto of their respective obligations under any Loan Document, or the consummation of the transactions contemplated by the Loan Documents; (ii) any Loan or the actual or proposed use of the proceeds therefrom; (iii) any actual or alleged presence or release of Hazardous Materials on or from any property currently or formerly owned or operated by the Borrower or

51 any of its Subsidiaries, or any environmental liability related to the Borrower or any of its Subsidiaries in any way; or (iv) any actual or prospective claim, investigation, litigation or proceeding relating to any of the foregoing, whether based on contract, tort, or any other theory, whether brought by a third party or by the Borrower or any other Loan Party, and regardless of whether any Indemnified Party is a party thereto; provided that, such indemnity shall not be available to any Indemnified Party to the extent that such claims, damages, losses, liabilities, or related expenses (A) are determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnified Party or (B) result from a claim brought by the Borrower or any other Loan Party against any Indemnified Party for breach in bad faith of such Indemnified Party's obligations under any Loan Document, if a court of competent jurisdiction has rendered a final and non-appealable judgment in favor of the Borrower or such Loan Party on such claim. This Section 9.03 shall only apply to Taxes that represent losses, claims, damages, or similar charges arising from a non-Tax claim. (c) The Borrower agrees, to the fullest extent permitted by applicable law, not to assert, and hereby waives, any claim against any Indemnified Party, on any theory of liability, for special, indirect, consequential, or punitive damages (including, without limitation, any loss of profits or anticipated savings), as opposed to actual or direct damages, resulting from this Agreement or any other Loan Document or arising out of such Indemnified Party's activities in connection herewith or therewith (whether before or after the Closing Date). (d) All amounts due under Section 9.03 shall be payable promptly after demand is made for payment by the Lender. (e) The Borrower agrees that neither it nor any of its Subsidiaries will settle, compromise, or consent to the entry of any judgment in any pending or threatened claim, action, or proceeding in respect of which indemnification or contribution could be sought under Section 9.03 (whether or not any Indemnified Party is an actual or potential party to such claim, action, or proceeding) without the prior written consent of the applicable Indemnified Party, unless such settlement, compromise, or consent includes an unconditional release of such Indemnified Party from all liability arising out of such claim, action, or proceeding. Section 9.04 Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void).

52 Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby and, to the extent expressly contemplated hereby, the Related Parties of the Lender) any legal or equitable right, remedy, or claim under or by reason of this Agreement. (b) The Lender may, at any time, without the consent of the Borrower, assign to one or more Eligible Assignees (as defined below) all or a portion of its rights and obligations under this Agreement. For purposes of this Agreement, “Eligible Assignee” means any Person other than a natural Person that is (i) an Affiliate of the Lender, (ii) a commercial bank, insurance company, investment or mutual fund, or other Person that is an “accredited investor” (as defined in Regulation D under the Securities Act), or (iii) a corporate entity that possesses financial sophistication and standing similar to that of the Lender. Subject to notification of an assignment, the assignee shall be a party hereto and, to the extent of the interest assigned, have the rights and obligations of the Lender under this Agreement, and the Lender shall, to the extent of the interest assigned, be released from its obligations under this Agreement (and, in the case of an assignment covering all of the Lender's rights and obligations under this Agreement, the Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Section 3.01, Section 3.02, and Section 9.03). The Borrower hereby agrees to execute any amendment and/or any other document that may be necessary to effectuate such an assignment, including an amendment to this Agreement to provide for multiple lenders and an administrative agent to act on behalf of such lenders. Any assignment or transfer by the Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by the Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section. (c) The Lender may, at any time, without the consent of the Borrower, sell participations to one or more banks or other entities (each, a “Participant”) in all or a portion of the Lender's rights and obligations under this Agreement (including all or a the Loan owing to it); provided that (i) the Lender's obligations under this Agreement shall remain unchanged, (ii) the Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and (iii) the Borrower shall continue to deal solely and directly with the Lender in connection with the Lender's rights and obligations under this Agreement. The Borrower agrees that each Participant shall be entitled to the benefits of Section 3.01 and Section 3.02 to the same extent as if it were the Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that, such Participant (A) agrees to be subject to the provisions of Section 3.01 and Section 2.05 as if it were an assignee under paragraph (b) of this Section and (B) shall not be entitled to receive any greater payment under Section 3.01 or Section 3.02, with respect to any participation, than the Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. The Lender shall, acting solely for this purpose as an agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant's interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that, the Lender shall have no obligation to disclose all

53 or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant's interest in the Loan, or other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that the Loan, or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and the Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. (d) To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were the Lender, as long as such Participant agrees to be subject to Section 2.05 as though it were the Lender. Section 9.05 Survival. All covenants, agreements, representations, and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of the Loan, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Lender may have notice or knowledge of any Event of Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of, or any accrued interest on, any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid. The provisions of Section 3.01, Section 3.02, and ARTICLE IX shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, or the termination of this Agreement or any provision hereof. Section 9.06 Counterparts; Integration; Effectiveness. (a) This Agreement and any amendments, waivers, consents, or supplements hereto may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents, and any separate letter agreements with respect to fees payable to the Lender constitute the entire contract among the parties with respect to the subject matter hereof and supersede all previous agreements and understandings, oral or written, with respect to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Lender and when the Lender shall have received a counterpart hereof executed by the Borrower. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or in electronic (“pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement. (b) The words “execution,” “signed,” “signature,” and words of similar import in any Loan Document shall be deemed to include electronic or digital signatures or electronic records, each of which shall be of the same effect, validity, and enforceability as manually executed signatures or a paper-based recordkeeping system, as the case may be, to the extent and as provided for under applicable law, including the Electronic Signatures

54 in Global and National Commerce Act of 2000 (15 USC § 7001 et seq.), the Uniform Electronic Transactions Act (UETA), or any state law based on the UETA, including the New York Electronic Signatures and Records Act (N.Y. Tech. §§ 301 to 309), provided that notwithstanding anything contained herein to the contrary, the Lender is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Lender pursuant to procedures approved by it; and provided, further, the Lender reserves the right to require, at any time and at its sole discretion, the delivery of manually executed counterpart signature pages to this Agreement or any other Loan Document, and the Borrower agrees to promptly deliver such manually executed counterpart signature pages. Section 9.07 Severability. If any term or provision of any Loan Document is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision thereof or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal, or unenforceable, the parties hereto shall negotiate in good faith to modify the applicable Loan Document so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible. Section 9.08 Right of Setoff. If an Event of Default shall have occurred and be continuing, the Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, and without prior notice to the Borrower, any such notice being expressly waived by the Borrower, to set off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by the Lender or Affiliate to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under the Loan Documents to the Lender or its Affiliates, whether direct or indirect, absolute or contingent, matured or unmatured, and irrespective of whether or not the Lender or any Affiliate shall have made any demand under the Loan Documents and although such obligations of such Loan Party are owed to a branch, office, or Affiliate of the Lender different from the branch, office, or Affiliate holding such deposit or obligated on such indebtedness. The Lender agrees to notify the Borrower promptly after any such set off and appropriation and application; provided that the failure to give such notice shall not affect the validity of such set off and appropriation and application. Section 9.09 Governing Law; Jurisdiction; Consent to Service of Process. (a) This Agreement and the other Loan Documents and any claim, controversy, dispute, or cause of action (whether in contract or tort or otherwise) based upon, arising out of, or relating to this Agreement or any other Loan Document (except, as to any other Loan Document, as expressly set forth therein) and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the laws of the State of Minnesota, without regard to conflicts of laws principles.

55 (b) Each Loan Party irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind whatsoever, whether in law or equity, or whether in contract or tort or otherwise, against the Lender or any of its Related Parties in any way relating to this Agreement or any other Loan Document or the transactions contemplated hereby or thereby, in any forum other than the courts of the State of Minnesota sitting in Hennepin County, and of the United States District Court of the District of Minnesota, and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the exclusive jurisdiction of such courts and agrees that any such action, litigation, or proceeding may be brought in any such Minnesota State court or, to the fullest extent permitted by applicable law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action, litigation, or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing herein or in any other Loan Document shall affect any right that the Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Loan Party or its properties in the courts of any jurisdiction. (c) Each Loan Party irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement or any other Loan Document in any such court referred to in subsection (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. (d) Each Loan Party irrevocably consents to the service of process in the manner provided for notices in Section 9.01 and agrees that nothing herein will affect the right of any party hereto to serve process in any other manner permitted by applicable law. Section 9.10 Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY WHETHER BASED ON CONTRACT, TORT, OR ANY OTHER THEORY. EACH PARTY HERETO (A) CERTIFIES THAT NO AGENT, ATTORNEY, REPRESENTATIVE, OR ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF LITIGATION AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. Section 9.11 Headings. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

56 Section 9.12 Confidentiality. (a) The Lender agrees to maintain the confidentiality of all non-public information received from the Borrower or any other Loan Party relating to the Borrower or its Subsidiaries or their respective businesses; provided that, in the case of information received from the Borrower or any Loan Party after the date hereof, such information is clearly identified at the time of delivery as being confidential information (the “Information”), except that Information may be disclosed: (i) to its Affiliates and its Related Parties (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential); (ii) to the extent required or requested by any regulatory authority purporting to have jurisdiction over such Person or its Related Parties (including any self-regulatory authority); (iii) to the extent required by any Requirement of Law or regulations or by any subpoena, court order, or similar legal process; (iv) in connection with the exercise of any remedies hereunder or under any other Loan Document or any suit, action, or proceeding relating to this Agreement or any other Loan Document or the enforcement of its rights hereunder or thereunder; (v) to (x) any actual or potential assignee, transferee, or participant in connection with the assignment or transfer by the Lender of the Loan or any participations therein or (y) any actual or prospective party (or its Related Parties) to any swap, derivative, or other transaction under which payments are to be made by reference to the Borrower or any other Loan Party or any Subsidiary or any of their respective obligations, this Agreement or payments hereunder; provided that, any such potential assignee, transferee, participant, swap counterparty, or advisor is advised of, and agrees to be bound by, the provisions of this Section; (vi) with the consent of the Borrower; or (vii) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section, or (y) is available to the Lender on a non-confidential basis prior to disclosure by the Borrower or any of its Subsidiaries, or (z) becomes available to the Lender or any of its Affiliates on a non-confidential basis from a source other than the Borrower or any other Loan Party. (b) Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

57 Section 9.13 USA PATRIOT Act and Anti-Corruption Information. The Lender hereby notifies each Loan Party that pursuant to the requirements of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. 107-56, signed into law November 26, 2001) (the “PATRIOT Act”) and 31 C.F.R. § 1010.230 (the “Beneficial Ownership Regulation”), it is required to obtain, verify, and record information that identifies each Loan Party, which information includes the name and address of each Loan Party and other information that will allow the Lender to identify such Loan Party in accordance with the PATRIOT Act and the Beneficial Ownership Regulation, and the Borrower agrees to provide, or cause the other Loan Parties to provide, such information from time to time to the Lender. [SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized. AIR T ACQUISITION 22.1, LLC, a Minnesota limited liability company By Name: Tracy Kennedy Title: Manager ALERUS FINANCIAL, NATIONAL ASSOCIATION, a national banking association By Name: Eric P. Gundersen Title: Senior Vice President [Loan Agreement Signature Page]

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